[GRAPHIC OMITTED]
                                (Mountain Photo)


                                       THE
                                      ACHIEVEMENT
                                      FUNDS
                     [LOGO OMITTED]   FOR YOUR LIFE'S JOURNEY

                                               ANNUAL REPORT TO SHAREHOLDERS
                                               JANUARY 31, 1996

TABLE OF CONTENTS

Letter to Shareholders..............................  1
Fund Objectives.....................................  3
Performance Highlights..............................  4
Investment Adviser's Report.........................  5
Management's Discussion & Analysis..................  8
Financial Statements................................ 16
-------------------------------------------------------
THE ACHIEVEMENT FUNDS
ANNUAL REPORT

JANUARY 31, 1996

STOCK AND BALANCED FUNDS

The Achievement Equity Fund
The Achievement Balanced Fund

BOND FUNDS

The Achievement Intermediate Term Bond Fund
The Achievement Short Term Bond Fund
The Achievement Short Term Municipal Bond Fund
The Achievement Idaho Municipal Bond Fund

                                      THE
                                      ACHIEVEMENT
                                      FUNDS
                     [LOGO OMITTED]   FOR YOUR LIFE'S JOURNEY

LETTER TO SHAREHOLDERS

[Photo of Moreton and Rudisill omitted]

FREDERICK A. MORETON, JR.           JOHN L. RUDISILL
CHAIRMAN                            MANAGER

THE ACHIEVEMENT FUNDS FAMILY OF MUTUAL FUNDS HAS COMPLETED ITS FIRST FULL YEAR OF OPERATIONS, AND WHAT A YEAR IT WAS! WE ARE PLEASED TO PROVIDE YOU, OUR SHAREHOLDERS, WITH A SOLID PERFORMANCE REPORT FOR FISCAL 1995-96. WE WOULD ALSO LIKE TO SHARE SOME OF OUR THOUGHTS ABOUT WHAT THE COMING YEAR MAY HAVE IN STORE FOR OUR FUNDS AND THE MARKET IN GENERAL.

THE RECENTLY COMPLETED YEAR WAS A GREAT ONE FOR LAUNCHING OUR NEW FAMILY OF FUNDS. AS YOU WILL SEE, IT PROVIDED OUR INITIAL SHAREHOLDERS WITH FIRST YEAR RETURNS WHICH COMPARED FAVORABLY WITH APPLICABLE MARKET INDEXES. WE LOOK FORWARD TO CONTINUED GROWTH THIS YEAR.

DURING FISCAL 1995-96, STERLING K. JENSON WAS APPOINTED PRESIDENT AND CEO OF FIRST SECURITY INVESTMENT MANAGEMENT, INC., YOUR FUNDS' INVESTMENT ADVISER. MR. JENSON BRINGS TO HIS NEW ROLE, NEARLY 20 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE AND A PROVEN MANAGEMENT STYLE WHICH WE BELIEVE WILL ADD GREAT VALUE TO OUR PROGRAM. HE AND HIS PROFESSIONAL STAFF ARE FULLY COMMITTED TO A PHILOSOPHY OF PROVIDING SOLID INVESTMENT MANAGEMENT SERVICES TO MAXIMIZE LONG-TERM SHAREHOLDER VALUE RATHER THAN FOCUSING SOLELY ON THE SHORT TERM. INCLUDED IN THIS ANNUAL REPORT IS MR. JENSON'S DISCUSSION OF THE MARKET CONDITIONS WHICH IMPACTED OUR FUNDS' PERFORMANCE AND HIS VIEWS ON WHAT THE MARKET MAY HAVE IN STORE FOR INVESTORS IN THE UPCOMING YEAR.

THE EQUITY AND BOND MARKETS WE EXPERIENCED IN 1994 AND 1995 HAVE CREATED BOTH OPTIMISM AND SOME DEGREE OF ANXIETY FOR INVESTORS. AS WE STATED IN LAST YEAR'S LETTER, THIS SITUATION IS MOST ALARMING TO THE SHORT-TERM INVESTOR WHO IS MUCH LIKE A PERSON RIDING A ROLLER COASTER. THIS INVESTOR TRIES TO ANTICIPATE THE HIGHS AND BRACE FOR THE LOWS AND FINDS THE PROCESS FRAUGHT WITH DIFFICULTY. IN CONTRAST, THE LONG-TERM INVESTOR UNDERSTANDS THE CYCLICAL NATURE OF THE MARKET AND TRIES TO ACHIEVE MORE STABLE RETURNS THROUGH KNOWLEDGEABLE INVESTMENT SELECTIONS AND PRUDENT DIVERSIFICATION STRATEGIES. AS A RESULT, LONG-TERM INVESTORS ARE MUCH LESS SENSITIVE TO MARKET EXTREMES AND ULTIMATELY ENJOY GREATER LEVELS OF ACCUMULATED VALUE THAN DO SHORT-TERM INVESTORS. YOUR INVESTMENT MANAGER AND BOARD OF TRUSTEES SHARE THIS LONGER TERM VIEW, WHICH IS REFLECTED IN OUR APPROACH TO THE ACHIEVEMENT FUNDS.

IN SUMMARY, WE VIEW THE FUTURE THROUGH AN OPTIMISTIC LENS. WE WELCOME YOUR COMMENTS AND URGE YOU TO CONTACT YOUR BROKER, TRUST OFFICER OR OTHER INVESTMENT PROFESSIONAL WITH ANY QUESTIONS YOU MAY HAVE ABOUT YOUR ACHIEVEMENT FUNDS INVESTMENT. OR, SIMPLY CALL OUR INVESTMENT SERVICES DEPARTMENT AT
1-800-472-0577.

AS ALWAYS, YOUR SUPPORT AND COMMITMENT TO THE ACHIEVEMENT FUNDS PROGRAM ARE IMPORTANT TO US AND VERY MUCH APPRECIATED.





                                            /s/FEDERICK A. MORETON, JR.
                                            FEDERICK A. MORETON, JR.
                                            CHAIRMAN OF THE BOARD OF TRUSTEES
                                            The Achievement Funds Trust





                                            /s/JOHN L. RUDISILL
                                            JOHN L. RUDISILL
                                            SENIOR VICE PRESIDENT AND MANAGER
                                            Mutual Fund Center
                                            First Security Corporation

Fund Objectives                                            THE ACHIEVEMENT FUNDS

STOCK AND BALANCED FUNDS
-------------------------------------------------------------------------------

THE ACHIEVEMENT EQUITY FUND
To provide long-term capital appreciation with current income as a secondary consideration in selecting portfolio securities.

THE ACHIEVEMENT BALANCED FUND
To provide both income and capital appreciation consistent with prudent investment risk.

BOND FUNDS
-------------------------------------------------------------------------------

THE ACHIEVEMENT INTERMEDIATE TERM BOND FUND
To provide income consistent with prudent investment risk and maintenance of appropriate liquidity.

THE ACHIEVEMENT SHORT TERM BOND FUND
To preserve principal value and maintain a high degree of liquidity while providing current income.

THE ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND
To provide as high a level of current income that is exempt from federal income tax as is consistent with preservation of capital.

THE ACHIEVEMENT IDAHO MUNICIPAL BOND FUND
To provide as high a level of current income exempt from federal and Idaho income taxes as is consistent with preservation of capital.
===============================================================================
Terms You Need to Know

TOTAL RETURN is the change in value of an investment from the beginning to the end of a period, assuming the reinvestment of all distributions.

NET ASSET VALUE (NAV) is the market worth of one share of a mutual fund. This figure is derived by taking a fund's total assets - securities, cash and any accrued earnings - deducting liabilities, and dividing by the number of shares outstanding.

YIELD is the percentage rate at which a fund's portfolio earns income, based on a formula set by the Securities and Exchange Commission.

PERFORMANCE HIGHLIGHTS OF THE FUNDS
FOR THE PERIOD ENDED JANUARY 31, 1996

===================================================================================================================================
THE ACHIEVEMENT FUNDS      Total Net Assets  Total Return   Total Return   NAV Share Price  NAV Share Price   30-Day   Distributions
                             (in millions)  Since Inception   One Year         1/31/95          1/31/96      SEC Yield   Per Share
===================================================================================================================================
EQUITY           INSTITUTIONAL  $151.0          35.73%         32.55%          $10.24           $12.64         1.14%       $0.89
FUND             RETAIL CLASS A    1.8          28.93           --               --              12.65         0.85         0.87
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED         INSTITUTIONAL   147.4          26.64          24.15            10.20            11.79         2.66         0.81
FUND             RETAIL CLASS A    1.7          21.43           --               --              11.78         2.30         0.73
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE     INSTITUTIONAL   115.3          15.37          13.62            10.09            10.79         4.95         0.70
TERM BOND FUND   RETAIL CLASS A    1.0          12.16           --               --              10.82         4.54         0.55
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM       INSTITUTIONAL    75.6           8.65           7.80            10.02            10.18         4.75         0.65
BOND FUND        RETAIL CLASS A   --             6.83           --               --              10.18         4.43         0.52
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM
MUNICIPAL        INSTITUTIONAL    31.3           7.17           6.71            10.01            10.23         3.28         0.47
BOND FUND        RETAIL CLASS A     .2           6.32           --               --              10.25         2.99         0.38
-----------------------------------------------------------------------------------------------------------------------------------
IDAHO MUNICIPAL  INSTITUTIONAL    25.9          14.64          12.68            10.13            10.80         3.96         0.63
BOND FUND        RETAIL CLASS A    3.1          11.36           --               --              10.83         3.56         0.52
-----------------------------------------------------------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

A bar graph depicting the total returns cumulative since inception to January 31, 1996 for The Achievement Funds. The plot points are as follows:



FUND                                   TOTAL RETURN CUMULATIVE SINCE INCEPTION
Equity Fund - Institutional                              35.73
Equity Fund - Retail Class A                             28.93
Balanced Fund - Institutional                            26.64
Balanced Fund -  Retail Class A                          21.43
Intermediate Term Bond Fund - Institutional              15.37
Intermediate Term Bond Fund - Retail Class A             12.16
Short Term Bond Fund - Institutional                      8.65
Short Term Bond Fund - Retail Class A                     6.83
Short Term Municipal Bond Fund - Institutional            7.17
Short Term Municipal Bond Fund - Retail Class A           6.32
Idaho Municipal Bond Fund - Institutional                14.64
Idaho Municipal Bond Fund - Retail Class A               11.36

PERFORMANCE DATA REPRESENTS PAST RESULTS AND ARE NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELD FLUCTUATES. YIELD REFLECTS THE PORTFOLIO'S EARNING POWER, NET OF FUND EXPENSES.

Investment Adviser's Report                                THE ACHIEVEMENT FUNDS

                 [GRAPHIC OMITTED PHOTO OF STERLING K. JENSON]

STERLING K. JENSON

1995 proved to be an extraordinary year for the stock and bond markets. Positive returns defied even the most optimistic forecasts. We must remember, however, that 1994 recorded abysmal stock market returns and the worst bond market in over 60 years. The pessimism which lingered into the start of 1995 colored many future expectations. In early 1995, the Federal Reserve had increased rates six times over the previous twelve months with several additional hikes looming on the horizon. The stock market grew increasingly concerned that the Fed would overshoot the mark and create a recession which would hurt corporate earnings.

As it turned out, the economy slowed sufficiently in early 1995 to curb excessive economic growth and accompanying fears of inflation. The Fed engineered a nearly perfect economic soft landing, creating an environment of both declining interest rates and growing corporate profits. While choppy, the pace of economic growth last year was, in the aggregate, certainly adequate.

We now enter 1996 with market interest rates approaching their prior low point of 1993. Twice in the past four years the bond market has bounced back and forth between 8% and 6%. We believe that the 1996 low-interest-rate environment is based on a firmer and more sustainable foundation than that of 1993. At that time, the bond market evidenced both remnants of a recessionary headwind retarding growth and speculation. Conversely, in 1996, the financial market's rally is based upon the following positive points: (1) A proven track record of containing inflation, (2) The prospect of a balanced federal budget, (3) An accommodative monetary policy, (4) A U.S. economy ranked most competitive in the world, and (5) A healthy financial sector. Granted, the current financial market rally appears to assume that everything will work out just right in 1996. Rarely does that ever happen. Nevertheless, with no serious imbalances, the chance of recession in 1996 seems highly remote. Furthermore, by the end of the year, the pace of economic growth should be improving-not declining.

STOCK MARKET REVIEW
-------------------------------------------------------------------------------

The Dow Jones Industrial Average began 1995 at 3834 with low expectations for much improvement. Approximately 60 percent of institutional investors were bearish on the market at that time. It appeared that the Fed overshot the mark with its interest rate hikes, steering the economy toward a recession. Growth did slow, but corporate profits grew better than expected to beat Wall Street analysts' projections by a wide margin. This earnings growth, coupled with declining interest rates, provided the one-two punch that drove the Dow to a record high 5117 by the end of 1995, a price gain of 1283 points-or 33.5%.

In contrast to a year ago, many in the market are now optimistic. The positive forces may continue well into 1996, driving the market into even higher-record-territory.

THE ACHIEVEMENT FUNDS

Six major catalysts for positive stock price performance should continue into 1996. First, stable to lower interest rates should reduce corporate costs of capital and make future corporate earnings more attractive in present value calculations. Price/earnings ratios should expand as a consequence. Second, moderate Gross Domestic Product (GDP) growth-in the area of 2%-should allow for earnings growth without inflation. Third, earnings growth, coupled with continued corporate restructurings and stock buybacks, should generate a total earnings-per-share increase of 10%. on average for the year. The fourth catalysts is, perhaps, the biggest factor. Demand for stock investments is exploding. The aging/saving population in the United States is expanding, with the front edge of the maturing Baby Boomer generation breaching 50 years of age. Boomers are pouring money into stock mutual funds through 401k and IRA programs. This positive cash flow into stocks should continue into the foreseeable future

S&P 500 Index

                               [GRAPHIC OMITTED]

A line graph depicting the change in price of the Standard & Poor's 500 Index from January 31, 1995 through January 31, 1996. The plot points are as follows:

Plot Points:

                            1/31/95            470.42
                            4/28/95            514.71
                            7/31/95            562.06
                           10/31/95            581.50
                            1/31/96            636.02


and should lift stock prices. Fifth, a strengthening dollar should encourage foreign investors back into our markets. And sixth, the dramatic shift in the political environment to a more conservative fiscal philosophy has stimulated the markets. The prospects of deficit reduction and the related emphasis on dismantling decades of entitlement spending should decrease the dependency of the U.S. government on the bond market, thus helping to stabilize interest rates and freeing up capital for investment in the private sector.

Surprisingly, the market's valuation has remained attractive in spite of its blistering performance. Given corporate earnings growth expected at 10% for 1996 plus relatively level interest rates, the stock market returns for the year could exceed 15%. This would be below last year's performance but certainly very attractive measured against other investment choices.

BOND MARKET REVIEW
-------------------------------------------------------------------------------

Following 1994's bond market correction-the worst in recent history-the bond rally of 1995 was welcomed heartily. The U.S. Treasury market ended 1994 with yield-to-maturities of 7.16% (1 year), 7.83% (5-years), and 7.88% (30 years). 1995 concluded with yield-to-maturities of 5.13%, 5.37% and 5.95%, respectively. Reversing the 1994 total return of -2.92%, the Lehman Aggregate Bond Index, propelled by the decline in interest rates, roared back with a return of 18.48%.

In 1994, the Federal Reserve increased the Fed Funds target rate by 250 basis points, or 2.50%, from 3.00% to 5.50%. This reflected a bid to fight off potential inflation in the midst of a strong economy.

THE ACHIEVEMENT FUNDS

Lehman Aggregate Bond Index

[GRAPHIC OMITTED]

A line graph depicting the change in price of the Lehman Aggregate Bond Index from January 31, 1995 through January 31, 1996. The plot points are as follows:

Plot Points:

                  1/31/95                          485.89
                  4/28/95                          511.93
                  7/31/95                          538.84
                 10/31/95                          561.33
                  1/31/96                          585.18


The Fed completed the tightening cycle in February 1995 with the target rate moved to 6.00%. In July, responding to benign inflation figures and an outlook for a slower growth economy, the Fed began an easing cycle with a 25 basis point reduction in the target rate and an additional 25 basis point reduction at the end of the year. This left Fed Funds at 5.50%. The easing cycle has continued into 1996 with a third 25 basis point easing in January reducing the Fed Funds level to 5.25%.

In addition to encouraging inflation figures and economic reports, the expectation that Congress and the President may agree on how to balance the budget within a seven-year time frame also fueled the bond market rally. The market witnessed increased volatility as investors reacted to the mood and rhetoric coming from the negotiations-or lack thereof. If an agreement is not reached, or if the agreement is perceived to be watered down, disappointment may surface and a short-term negative reaction may well emerge in the market. However, we expect any increase in bond rates to be short lived since economic growth remains slow, inflation remains low, and the Fed is likely to continue its easing cycle as is reflected in short-term rates.

While bond market volatility is expected to continue, rates should decline somewhat during the first half, then rise again near the end of the year. Presidential election year politics, with renewed attention to the flat tax, could make tax-exempts more volatile than taxable fixed-income instruments. Nevertheless, municipals still represent a fair value for high tax bracket investors.

IN SUMMARY
-------------------------------------------------------------------------------

Interest rates remain positive for the market. The profit outlook and investment cash-flows also look positive for 1996. The equity market should remain up with returns above 15% possible. Stock selectivity will be key for the next year. Corporations that can generate growing revenues and expanding profit margins will receive the most favorable stock price action. Bonds should generate positive returns, mostly from coupon income. Our research skills will be more important than ever in 1996 because high absolute returns will be harder to achieve. There is a bear market out there somewhere, but it doesn't seem close at hand.


/s/Sterling K. Jenson

Sterling K. Jenson
PRESIDENT
First Security Investment Management, Inc.
Investment Adviser

MANAGEMENT'S DISCUSSION & ANALYSIS
OF FUND PERFORMANCE

ACHIEVEMENT EQUITY FUND
-------------------------------------------------------------------------------

The Achievement Equity Fund seeks long-term capital appreciation with current income as a secondary consideration. The Fund should interest investors who seek capital appreciation over the long-term to satisfy a future goal such as retirement. Long-term investing means assuming the risks associated with investing in the stock market in return for expected long-term rewards.

For the fiscal year ending January 31, 1996, the Fund's Institutional Class provided a total return of 32.6%; since inception on December 28, 1994, it is up 35.7%. The S&P 500 Index, measuring Growth Stock Fund performance, returned 38.7% for the year ending January 31, 1996.

The Fund invests in medium to large capitalization companies that are seasoned in their businesses through many economic cycles. Selected stocks show good growth in earnings yet are priced attractively in relation to those earnings. The only derivative action allowed in the portfolio is covered-call writing as described in the prospectus. The Fund may write covered-call options as a means of increasing the yield of the portfolio and as a way to provide limited protection against decreases in the market value of portfolio securities. No other derivative products are utilized in managing the Fund.

The portfolio is diversified with the average weighting per stock at less than 2% of the total. Sector weightings will be moderately over- or under-weighted to the S&P 500 Index based on our economic and market outlook. Performance differences between the Fund and the Index will, therefore, be determined by the sector weighting differences and individual stock selections.

Presently, the Achievement Equity Fund is overweighted in the technology, capital goods, energy, and transportation sectors, with the expectation of continued

Comparison of Change in the Value of a $10,000 Investment in the Achievement Equity Fund, Institutional Class versus the Standard
& Poor's 500 Composite Index


                               [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Equity Fund, Institutional Class from December 31, 1994 through January 31, 1996 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Index over the same time period. The plot points are as follows:

Plot Points:
                      Achievement        Standard
12/31/94              10,000             10,000
1/31/95               10,291             10,259
1/31/96               13,641             14,225

                          Average Annual Total Return
-------------------------------------------------------------------------------
                                  One Year             Annualized
                                   Return           Inception to Date
Achievement Equity Fund,       ------------------------------------------------
  Institutional Class              32.55%               32.24%

Comparison of Change in the Value of a $10,000 Investment in the Achievement Equity Fund, Retail Class A versus the Standard
& Poor's 500 Composite Index


                               [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Equity Fund, Retail Class A from March 31, 1995 through January 31, 1996 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Index over the same time period. The plot points are as follows:

Plot Points:
                       Achievement        Standard
3/31/95                9,500              10,000
1/31/96               11,982              12,963

                           Average Annual Total Return
--------------------------------------------------------------------------------
                                        Annualized            Cumulative
Achievement Equity Fund,             Inception to Date     Inception to Date
    Retail Class A                        32.34%                28.93%
--------------------------------------------------------------------------------
      with load                           25.73%                23.08%
--------------------------------------------------------------------------------
Past performance of the Fund is not predictive of future performance.

THE ACHIEVEMENT FUNDS

economic growth and corporate capital spending. Consumer cyclical, staple, and service sectors are underweighted due to sluggish consumer spending patterns. Financial and utility sectors are likewise underweighted due to slowing earnings prospects. Of course, these weightings may change as we continue to monitor the economy.

THE ACHIEVEMENT
BALANCED FUND
-------------------------------------------------------------------------------

The Achievement Balanced Fund seeks both income and capital appreciation consistent with prudent investment risk. The Fund attempts to "walk the line" between growth and income by taking advantage of the potential for growth offered by stocks and the income offered by bonds.

For the fiscal year ending January 31, 1996, the Institutional Class of the Fund produced a total return of 24.15%. Its benchmark, the weighted average of the Lehman Intermediate Government/Corporate Bond Index and S & P 500, had a total return of 26.44%.

The Fund did not match its benchmark because it maintained a conservative mixture of stocks and bonds-as well as cash equivalents ranging from 5% to 10%-throughout most of the year in spite of bullish bond and stock markets.

The portfolio's bond allocation maintained a slightly longer maturity and duration than the Lehman Index. Over the year, the yield curve lowered and flattened significantly. The Fund participated in the resulting positive performance through an average bond allocation of 40%. The portfolio's equity allocation invests in medium to large capitalization companies seasoned in their businesses through numerous economic cycles. Selected stocks demonstrate good growth in earnings yet are priced attractively in relation to those earnings. The portfolio maintained a highly diversified position throughout the year with the average weighting per stock between 1% and 2%. Sector weighting was also conservative with slight variations relative to the S & P 500. The Fund determines sector allocations by overlaying a macro economic forecast upon individual stock ideas.

Looking forward, we expect both the bond and stock markets to have positive returns this year. The market now expects the Federal Reserve to continue to lower short-term interest rates in 1996. The portfolio's bond allocation currently has an average maturity and duration that is longer than the Lehman Index to take advantage of our expectation that interest rates will drop this year. Lower interest rates make companies' earnings more valuable. Therefore, unless a recession ensues, we expect stocks to perform positively in 1996. The Fund has positioned its stock allocation to take advantage of an environment in which interest rates drop, the economy slows but does not go into a recession, and companies' earnings maintain positive growth rates. Currently the fund is overweighted in capital goods and technology, areas that should show strong earnings growth in the slow-growth economy we forecast. The Achievement Balanced Fund will actively change both its asset class allocation and individual security positions in response to any changes in the market or economy.

Comparison of Change in the Value of a $10,000 Investment in the Achievement Balanced Fund, Institutional Class versus the Standard & Poor's 500 Composite Index, and the Lehman Intermediate
Government/Corporate Bond Index


                               [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Balanced Fund, Institutional Class from December 31, 1994 through January 31, 1996 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Index and the Lehman Intermediate Government/Corporate Bond Index over the same time period. The plot points are as follows:

Plot Points:
              Achievement        Standard             Lehman
12/31/94      10,000             10,000               10,000
1/31/95       10,231             10,259               10,168
1/31/96       12,702             14,225               11,630

                          Average Annual Total Return
--------------------------------------------------------------------------------
                                         One Year             Annualized
                                          Return           Inception to Date
Achievement Balanced Fund,           ------------------------------------------
   Institutional Class                    24.15%                24.11%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the Achievement Balanced Fund, Retail Class A versus the Standard
& Poor's 500 Composite Index and the Lehman Intermediate
Government/Corporate Bond Index


                               [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Balanced Fund, Retail Class A from March 31, 1995 through January 31, 1996 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Index and the Lehman Intermediate Government/Corporate Bond Index over the same time period. The plot points are as follows:

Plot Points:
              Achievement        Standard             Lehman
3/31/95       9,500              10,000               10,000
1/31/96       11,377             12,963               11,142


                          Average Annual Total Return
--------------------------------------------------------------------------------
                                            Annualized           Cumulative
                                        Inception to Date     Inception to Date
Achievement Balanced Fund,          -------------------------------------------
     Retail Class A                           23.88%               21.43%
--------------------------------------------------------------------------------
       with load                              17.71%               15.94%
--------------------------------------------------------------------------------
Past performance of the Fund is not predictive of future performance.


--------------------------------------------------------------------------------
THE ACHIEVEMENT
INTERMEDIATE TERM BOND FUND
--------------------------------------------------------------------------------

The Achievement Intermediate Term Bond Fund seeks to provide income consistent with prudent investment risk and maintenance of appropriate liquidity. Fund volatility is managed based upon economic, capital market, and interest rate expectations.

The Fund should be considered by investors desiring a relatively stable income-producing investment with managed volatility and who prefer a mutual fund comprised of high-quality securities rated A or higher by a nationally recognized rating agency at the time of purchase.

Individual bond purchases are based upon credit quality and yield-to-maturity spreads over comparable risk-free investments. Additionally, they are analyzed for their impact on the Fund as a whole in such areas as average maturity, duration, allocation, sector weighting, and diversification.

In an extremely bullish 1995 for both stocks and bonds, the Institutional Class of the Fund generated a total return of 13.6% for the fiscal year ending January 31, 1996. In comparison, the Lehman Intermediate Government/Corporate Bond Index posted a return of 14.4%. The Fund also compares very favorably with a similar mutual fund peer group, the Lipper Short Investment Grade Debt Funds, which posted an average total return of 10.9%.

The Fed Funds target rate, now at 5.25%, is approximately 50 basis points, or one half of one percent, above the current one year U.S. Treasury bill rate.

Comparison of Change in the Value of a $10,000 Investment in the Achievement Intermediate Term Bond Fund, Institutional Class, versus the Lehman Intermediate Government/Corporate Bond Index


                               [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Intermediate Term Bond Fund, Institutional Class from December 31, 1994 through January 31, 1996 as compared with the growth of a $10,000 investment in the Lehman Intermediate Government/Corporate Bond Index over the same time period. The plot points are as follows:

Plot Points:
              Achievement        Lehman
12/31/94      10,000             10,000
1/31/95       10,147             10,168
1/31/96       11,529             11,630


                          Average Annual Total Return
--------------------------------------------------------------------------------
                                       One Year        Annualized
                                        Return      Inception to Date
                                    ------------------------------------
Achievement Intermediate Term
Bond Fund, Institutional Class          13.62%           13.97%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the Achievement Intermediate Term Bond Fund, Retail Class A versus the Lehman Intermediate Government/Corporate Bond Index

                               [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Intermediate Term Bond Fund, Retail Class A from March 31, 1995 through
January 31, 1996 as compared with the growth of a $10,000 investment in the Lehman Intermediate Government/Corporate Bond Index over the same time period. The plot points are as follows:

Plot Points:
                   Achievement        Lehman
3/31/95            9,650              10,000
1/31/96            10,693             11,142


                          Average Annual Total Return
--------------------------------------------------------------------------------
                                            Annualized            Cumulative
Achievement Intermediate Term            Inception to Date     Inception to Date
  Bond Fund, Retail Class A                   13.49%                12.16%
--------------------------------------------------------------------------------
          with load                            9.10%                 8.22%
--------------------------------------------------------------------------------
Past performance of the Fund is not predictive of future performance.


This indicates that the market expects a slow growth economy along with additional Fed easing and a general decline in interest rates in 1996. The Intermediate Term Bond Fund is currently structured to take advantage of the market's expectation, and that of First Security Investment Management, that rates will continue downward through at least the first half of the year and that the economy will continue in its slow growth pattern.

THE ACHIEVEMENT
SHORT TERM BOND FUND
-------------------------------------------------------------------------------

The objective of The Achievement Short Term Bond Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund should be considered by those investors who seek a high-quality, relatively stable income-producing investment and are willing to accept a moderate degree of risk.

The Fund seeks to achieve a total return over time greater than that of the average money market fund. For the fiscal year ending January 31, 1996, the Institutional Class of the Fund met this objective by posting a return of 7.80% compared with the Donoghue Taxable Money Market Mutual Fund average of 5.30%. The Fund also compared favorably with the Salomon Benchmark One Year Treasury on-the-Run which returned 7.70% for the same period, with a slightly shorter average weighted maturity.

The general economy, the direction of interest rates, and the Federal Reserve's action remain the primary factors that continue to influence this Fund.

Additionally, the short-term nature of the Fund generally make it less volatile than intermediate or long-term funds. The Fund is restricted to purchasing securities with a maximum three-year maturity. The weighted average maturity of the Fund, as a whole, is not to exceed two years. The Fund ended the fiscal year with an average weighted maturity of 1.31 years.

Comparison of Change in the Value of a $10,000 Investment in the Achievement Short Term Bond Fund, Institutional Class, versus the
Salomon 1-Year Treasury Benchmark on-the Run

                               [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Short Term Bond Fund, Institutional Class from December 31, 1994 through January 31, 1996 as compared with the growth of a $10,000 investment in the Salomon 1-Year Treasury Benchmark on-the-Run over the same time period. The plot points are as follows:

Plot Points:
              Achievement        Salomon
3/31/94       10,000             10,000
1/31/95       10,062             10,101
1/31/96       10,847             10,879


                          Average Annual Total Return
--------------------------------------------------------------------------------
                                         One Year             Annualized
                                          Return           Inception to Date
Achievement Short Term                  ----------------------------------------
Bond Fund, Institutional Class             7.80%                 7.89%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the Achievement Short Term Bond Fund, Retail Class A, versus the
Salomon 1-Year Treasury Benchmark on-the Run


[GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Short Term Bond Fund, Retail Class A from March 31, 1995 through January 31, 1996 as compared with the growth of a $10,000 investment in the Salomon 1-Year Treasury Benchmark on-the-Run over the same time period. The plot points are as follows:

Plot Points:
              Achievement        Salomon
3/31/95       9,850              10,000
1/31/96       10,460             10,613


                          Average Annual Total Return
--------------------------------------------------------------------------------
                                            Annualized            Cumulative
Achievement Short Term                  Inception to Date     Inception to Date
Bond Fund, Retail Class A                     7.55%                 6.83%
--------------------------------------------------------------------------------
        with load                             5.81%                 5.25%
--------------------------------------------------------------------------------
Past performance of the Fund is not predictive of future performance.

The Short Term Bond Fund is currently structured to benefit from the market's expectation, and that of First Security Investment Management, that: (1) the Federal Reserve will continue to lower the Fed Funds target rate in response to a slow economy and controlled inflation, and (2) market rates will continue generally downward at least for the first half of the year.

THE ACHIEVEMENT SHORT TERM
MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

The Achievement Short Term Municipal Bond Fund seeks the highest level of current income exempt from federal income tax consistent with preservation of capital. It is suited for conservative, risk-averse, high-tax bracket investors who desire federal tax exemption coupled with relatively low volatility in share price.

The Fund will generally maintain a dollar-weighted average portfolio maturity of no more than three years and an individual security maturity of no more than four years. At the end of January, 1995, the average weighted maturity was just under one year in anticipation of the final tightening move by the Federal Reserve. This occurred in February 1995.

During the post-tightening period in 1995, the Fund increased its average weighted maturity to 2.46 years. This was achieved by the end of January, 1996. By lengthening its averaged weighted maturity, the Fund was then able to maintain a yield level for the Institutional Class at year end equal to 95% of the yield twelve months earlier despite the declining interest rate environment

Under normal market conditions, the Fund invests at least 80%-and up to 100%-of its assets in municipal securities. The interest on these securities is exempt from federal income tax. As of January 31, 1996, 100% of the Fund's investments were exempt from both federal income taxes and the Alternative Minimum Tax
(AMT). Well diversified, the Fund's assets represent 22 states. During the fiscal year ending January 31, 1996, share


Comparison of Change in the Value of a $10,000 Investment in the Achievement Short Term Municipal Bond Fund, Institutional Class versus the Lehman 1-Year Municipal Bond Index Achievement Short Term Municipal Bond Fund, Institutional Class Lehman 1-Year Municipal Bond Index

                               [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Short Term Municipal Bond Fund, Institutional Class from December 31, 1994 through January 31, 1996 as compared with the growth of a $10,000 investment in Lehman Brothers 1-Year Municipal Index over the same time period. The plot points are as follows:

Plot Points:
              Achievement        Lehman 1-Year
12/31/94      10,000             10,000
1/31/95       10,040             10,051
1/31/96       10,714             10,709


                          Average Annual Total Return
--------------------------------------------------------------------------------
                                         One Year             Annualized
                                          Return           Inception to Date
Achievement Short Term Municipal      ------------------------------------------
Bond Fund, Institutional Class             6.71%                6.54%
--------------------------------------------------------------------------------


Comparison of Change in the Value of a $10,000 Investment in the Achievement Short Term Municipal Bond Fund, Retail Class A, versus the Lehman 1-Year Municipal Bond Index


                               [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Short Term Municipal Bond Fund, Retail Class A from March 31, 1995 through January 31, 1996 as compared with the growth of a $10,000 investment in Lehman Brothers 1-Year Municipal Index over the same time period. The plot points are as follows:

Plot Points:
              Achievement        Lehman 1-Year
3/31/95       9,850              10,000
1/31/96       10,382             10,513

                           Average Annual Total Return
--------------------------------------------------------------------------------
                                            Annualized            Cumulative
Achievement Short Term Municipal         Inception to Date     Inception to Date
Bond Fund, Retail Class A                     6.99%                 6.32%
--------------------------------------------------------------------------------
           with load                          5.25%                 4.75%
--------------------------------------------------------------------------------

Past performance of the Fund is not predictive of future performance.

price rose by 2.2%. The Fund paid $0.05 per share as realized capital gain (taxed as ordinary income) in addition to the normal monthly tax-exempt income payouts. For the fiscal year ending January 31, 1996, the Institutional Class of the Fund realized a total return of 6.71% versus 6.55% for the Lehman Brothers One Year Municipal Bond Index.

THE ACHIEVEMENT IDAHO
MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

The Achievement Idaho Municipal Bond Fund seeks to provide as high a level of current income exempt from both Federal and Idaho income taxes as is consistent with the preservation of capital. Income from the Fund is also exempt from income taxes in several other states.

During the fiscal year ending January 31, 1996, the Institutional Class of the Fund returned 12.68%. Throughout this period the Fund continued to extend its weighted average maturity, and as a result, the adviser has elected to change the Fund's benchmark from the Lehman Brothers Five Year Municipal Bond Index to the Ten Year Municipal Bond Index. These indexes returned 11.37% and 15.36%, respectively. This higher level of return represented a significant snap-back from 1994, when most single-state funds reported poor results due to the effects of the Orange County bankruptcy.

In 1995, the Fund gradually increased its weighted average maturity from 6.32 years to 11.61 years. This enabled the income payout at the end of the fiscal year to equal 87% of the payout twelve months earlier despite declining interest rates. Share value rose 6.6% and was accompanied by a capital gain payout of $0.1155 per share.

Comparison of Change in the Value of a $10,000 Investment in the Achievement Idaho Municipal Bond Fund, Institutional Class, versus the Lehman 5-Year Municipal Bond Index, and the
Lehman 10-Year Municipal Bond Index


                               [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Idaho Municipal Bond Fund, Institutional Class from December 31, 1994 through January 31, 1996 as compared with the growth of a $10,000 investment in Lehman Brothers 5-Year Municipal Index and the Lehman Brothers 10-Year Municipal Index over the same time period. The plot points are as follows:

Plot Points:
              Achievement        Lehman 5-Year        Lehman 10-Year
12/31/94      10,000             10,000               10,000
3/31/95       10,179             10,124               10,259
1/31/96       11,470             11,275               11,835

--------------------------------------------------------------------------------
                          Average Annual Total Return
--------------------------------------------------------------------------------
                                         One Year             Annualized
                                          Return           Inception to Date
Achievement Idaho Municipal            -----------------------------------------
Bond Fund, Institutional Class            12.68%                13.31%
--------------------------------------------------------------------------------


Comparison of Change in the Value of a $10,000 Investment in the Achievement Idaho Municipal Bond Fund, Retail Class A, versus the Lehman 5-Year Municipal Bond Index, and the
Lehman 10-Year Municipal Bond Index

                               [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Idaho Municipal Bond Fund, Retail Class A from March 31, 1995 through January 31, 1996 as compared with the growth of a $10,000 investment in Lehman Brothers 5-Year Municipal Index and the Lehman Brothers 10-Year Municipal Index over the same time period. The plot points are as follows:

Plot Points:
              Achievement        Lehman 5-Year        Lehman 10-Year
3/31/95       9,600              10,000               10,000
1/31/96       10,566             10,835               11,069


                           Average Annual Total Return
--------------------------------------------------------------------------------
                                        Annualized            Cumulative
Achievement Idaho Municipal          Inception to Date     Inception to Date
Bond Fund, Retail Class A                 12.60%                11.36%
--------------------------------------------------------------------------------
         with load                         7.59%                 6.86%
--------------------------------------------------------------------------------

Past performance of the Fund is not predictive of future performance.

At present, the Idaho Fund consists of nearly 96% Idaho issues (including 31 school districts), plus Puerto Rico (0.82% of total fund), as well as cash reserves. The average maturity has been extended nearly to its limit of twelve years as disclosed in the Fund's prospectus. During 1996, the Fund hopes to maintain stability of share value and income payout in the face of election day politics, tax reform, and Federal Budget uncertainties.

                      [This Page Left Intentionally Blank]

-------------------------------------------------------------------------------
EQUITY FUND
-------------------------------------------------------------------------------
[Pie Chart Graph Omitted]

Pie Chart depicting the asset allocation as of January 31, 1996 for the Achievement Equity Fund. The breakdown is as follows.

Chemicals and Drugs: 12.0%
Consumer Products:    7.7%
Durable Goods:       36.4%
Financial:            9.4%
Oil-Energy:          10.9%
Retail:               1.8%
Utilities:           10.8%
Other:               11.0%




---------------------------------------------------
                                          Market
Description                     Shares  Value (000)
---------------------------------------------------
COMMON STOCKS -- 95.2%
   AGRICULTURE -- 1.2%
     Dole Food                  48,000   $1,788
                                         ------
   AIR TRANSPORTATION -- 1.7%
     Delta Air Lines            38,000    2,598
                                         ------
   AIRCRAFT -- 1.5%
     Lockheed Martin            30,000    2,261
                                         ------
   AUTOMOTIVE -- 2.5%
     Ford Motor                 50,000    1,481
     General Motors             44,000    2,316
                                         ------
                                          3,797
                                         ------
   BANKS -- 2.7%
     BankAmerica                43,000    2,897
     NationsBank                18,000    1,258
                                         ------
                                          4,155
                                         ------
   BEAUTY PRODUCTS -- 1.8%
     Colgate-Palmolive          38,000    2,812
                                         ------
   CHEMICALS -- 3.4%
     B.F. Goodrich              40,330    2,969
     Monsanto                   17,500    2,279
                                         ------
                                          5,248
                                         ------


-----------------------------------------------------
                                            Market
Description                       Shares  Value (000)
-----------------------------------------------------

  COMMUNICATIONS
    EQUIPMENT -- 1.7%
    DSC Communications*           90,000   $ 2,621
                                           -------

  COMPUTERS & SERVICES -- 2.1%
    Cisco Systems*                38,000     3,163
                                           -------

  CONCRETE & MINERAL
    PRODUCTS -- 1.7%
    Armstrong World Industries    45,000     2,644
                                           -------

  DRUGS -- 8.4%
    Bristol-Myers Squibb          32,000     2,832
    Forest Laboratories*          70,000     3,780
    Merck                         37,600     2,641
    Schering Plough               26,000     1,407
    Warner Lambert                22,400     2,100
                                           -------
                                            12,760
                                           -------
  ELECTRICAL UTILITIES -- 3.5%
    FPL Group                     48,000     2,226
    Texas Utilities               75,000     3,066
                                           -------
                                             5,292
                                           -------
  ENTERTAINMENT -- 1.5%
    Walt Disney                   36,000     2,313
                                           -------
  FINANCIAL SERVICES -- 3.5%
    American Express              64,000     2,944
    Federal National Mortgage
      Association                 68,000     2,346
                                           -------
                                             5,290
                                           -------
  FOOD, BEVERAGE &
    TOBACCO -- 3.3%
    PepsiCo                       61,000     3,637
    Sara Lee                      42,400     1,431
                                           -------
                                             5,068
                                           -------
  GAS/NATURAL GAS -- 1.7%
    Coastal                       68,000     2,576
                                           -------
  INSURANCE -- 5.7%
    Chubb                         22,500     2,334
    General Re                    18,000     2,754
    United Healthcare             56,800     3,571
                                           -------
                                             8,659
                                           -------
  MACHINERY -- 11.3%
    Case                          84,000     3,979
    Deere                        108,000     4,050
    General Electric              53,600     4,114

The accompanying notes are an integral part of the financial statements.

                                                     THE ACHIEVEMENT FUNDS TRUST


-----------------------------------------------------
                                              Market
Description                         Shares  Value (000)
-----------------------------------------------------
  MACHINERY (CONTINUED)
    Harnischfeger Industries        80,000   $ 2,710
    Tyco Labs                       65,600     2,321
                                             -------
                                              17,174
                                             -------
  MISCELLANEOUS BUSINESS
    SERVICES -- 1.9%
    Microsoft*                      32,000     2,960
                                             -------
  PAPER & PAPER PRODUCTS -- 1.5%
    International Paper*            56,000     2,289
                                             -------
  PETROLEUM & FUEL
    PRODUCTS -- 1.7%
    Schlumberger                    37,100     2,602
                                             -------
  PETROLEUM REFINING -- 7.7%
    Amoco                           35,000     2,463
    Exxon                           43,000     3,451
    Mobil                           30,000     3,323
    Royal Dutch Petroleum           18,700     2,599
                                             -------
                                              11,836
                                             -------
  REAL ESTATE -- 0.1%
    Castle & Cooke*                 15,998       224
                                             -------
  RETAIL -- 2.9%
    Albertson's                     50,700     1,730
    Home Depot                      60,000     2,760
                                             -------
                                               4,490
                                             -------
  SEMI-CONDUCTOR
    INSTRUMENTS -- 7.4%
    Altera*                         50,000     3,294
    Applied Materials*              80,000     2,960
    Intel                           40,000     2,209
    Xilinx*                         75,000     2,897
                                             -------
                                              11,360
                                             -------
  STEEL & STEEL WORKS -- 1.5%
    Aluminum Company of America     40,000     2,220
                                             -------
  TELEPHONES &
    TELECOMMUNICATION -- 9.8%
    A T & T                         54,000     3,611
    Bell Atlantic                   15,700     1,081
    Bellsouth                       67,600     2,898
    MCI Communications              88,000     2,519
    Qualcomm*                       78,000     3,491
    SBC Communications              23,800     1,348
                                             -------
                                              14,948
                                             -------


-----------------------------------------------------------------------
                                                              Market
Description                                       Shares    Value (000)
-----------------------------------------------------------------------
   TRUCKING -- 1.5%
     TNT Freightways                              125,000    $   2,313
                                                             ---------
TOTAL COMMON STOCKS
   (Cost $119,944,077)                                         145,461
                                                             ---------

REAL ESTATE INVESTMENT TRUST -- 0.8%
     Security Capital Industrial Trust              69,700       1,246
                                                             ---------
TOTAL REAL ESTATE INVESTMENT TRUST
   (Cost $1,071,638)                                             1,246
                                                             ---------

CASH EQUIVALENT -- 5.7%
     SEI Daily Income Trust Money
       Market Portfolio                            $4,494        4,494
     SEI Daily Income Trust
       Prime Obligation Portfolio                   4,184        4,184
                                                             ---------
TOTAL CASH EQUIVALENT
   (Cost $8,677,677)                                             8,678
                                                             ---------
TOTAL INVESTMENTS -- 101.7%
   (Cost $129,693,392)                                         155,385
                                                             ---------
OTHER ASSETS, LESS LIABILITIES-- (1.7%)                         (2,659)
                                                             ---------
NET ASSETS:
Portfolio shares of Institutional Class
  (unlimited authorization -- no par
   value) based on 11,941,302 outstanding
  shares of beneficial interest                                123,767
Portfolio shares of Retail Class A
   (unlimited authorization -- no par
   value) based on 139,880 outstanding
   shares of beneficial interest                                 1,680
Accumulated Net Realized
   Gain on Investments                                           1,488
Net Unrealized Appreciation of Investments                      25,692
Net Undistributed Investment Income                                 99
                                                             ---------
TOTAL NET ASSETS-- 100.0%                                    $ 152,726
                                                             =========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                                          $12.64
                                                             =========
NET ASSET VALUE AND
   REDEMPTION PRICE PER SHARE --
   RETAIL CLASS A                                               $12.65
                                                             =========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A (12.65 / 95.5%)                               $13.25
                                                             =========
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY

The accompanying notes are an integral part of the financial statements.

JANUARY 31, 1996
Statement Of Net Assets
-------------------------------------------------------------------------------
BALANCED FUND
-------------------------------------------------------------------------------
[Pie Chart Graph Omitted]

Pie Chart depicting the asset allocation as of January 31, 1996 for the Achievement Balanced Fund. The breakdown is as follows.

Common Stocks:              55.8%
U.S. Government Securities: 27.5%
Corporate Securities:       10.9%
Other:                       5.8%




--------------------------------------------------------
                                    FACE       Market
Description                     Amount (000) Value (000)
--------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 25.9%
     U.S. Treasury Notes
       7.250%, 11/30/96          $ 2,500    $   2,544
       8.125%, 02/15/98            2,000        2,120
       7.875%, 04/15/98            2,500        2,649
       7.000%, 04/15/99            2,500        2,639
       8.000%, 08/15/99            2,000        2,182
       7.750%, 11/30/99            2,500        2,720
       7.750%, 02/15/01            2,500        2,772
       7.875%, 08/15/01            2,500        2,804
       7.500%, 05/15/02            2,500        2,781
       6.250%, 02/15/03            2,500        2,614
       7.250%, 05/15/04            2,500        2,774
       7.250%, 08/15/04            1,500        1,668
       7.875%, 11/15/04            2,500        2,891
       7.500%, 02/15/05            2,000        2,265
       6.500%, 08/15/05            3,000        3,193
                                            ---------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $35,733,810)                          38,616
                                            ---------


--------------------------------------------------------
                                 Shares/Face   Market
Description                     Amount (000) Value (000)
--------------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 1.7%
     Federal Home Loan Bank
       6.490%, 09/08/97          $ 2,500    $   2,553
                                            ---------

TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $2,446,895)                            2,553
                                            ---------

CORPORATE BONDS -- 10.9%
     Associates of North America MTN
       8.420%, 01/05/00             2,000       2,190
     Banc One
       7.250%, 08/01/02             1,500       1,605
     BankAmerica
       7.125%, 05/12/05             2,000       2,122
     Bear Stearns MTN
       5.628%, 2/3/96 (A)           2,000       2,000
     Chrysler Financial
       8.060%, 01/27/97             1,000       1,025
     Deere
       8.250%, 06/01/96             2,000       2,017
     Exxon Capital
       7.875%, 08/15/97             2,000       2,074
     Ford Motor Credit
       7.750%, 10/01/99             2,000       2,135
     Seagram
       6.500%, 04/01/03             1,000       1,024
                                            ---------
   TOTAL CORPORATE BONDS
     (Cost $15,459,134)                        16,192
                                            ---------

COMMON STOCKS -- 55.6%
   AGRICULTURE -- 1.3%
     Dole Food                     50,000       1,863
                                            ---------
   AIR TRANSPORTATION -- 1.0%
     Delta Air Lines               21,000       1,436
                                            ---------
   AIRCRAFT -- 1.0%
     Lockheed Martin               20,000       1,507
                                            ---------
   AUTOMOTIVE -- 1.2%
     Ford Motor                    25,000         741
     General Motors                20,000       1,052
                                            ---------
                                                1,793
                                            ---------

The accompanying notes are an integral part of the financial statements.

                                                    THE ACHIEVEMENT FUNDS TRUST

--------------------------------------------------------
                                               Market
Description                        Shares    Value (000)
--------------------------------------------------------
   BANKS -- 1.5%
     BankAmerica                   22,000   $   1,482
     NationsBank                   11,000         769
                                            ---------
                                                2,251
                                            ---------
   BEAUTY PRODUCTS -- 1.0%
     Colgate-Palmolive             21,000       1,554
                                            ---------
   CHEMICALS -- 1.7%
     B.F. Goodrich                 22,050       1,623
     Monsanto                       7,500         977
                                            ---------
                                                2,600
                                            ---------
   COMMUNICATIONS
     EQUIPMENT -- 1.0%
     DSC Communications*           51,000       1,485
                                            ---------
   COMPUTERS & SERVICES -- 1.4%
     Cisco Systems*                26,000       2,164
                                            ---------
   CONCRETE & MINERAL
     PRODUCTS -- 1.1%
     Armstrong World Industries    27,500       1,616
                                            ---------
   DRUGS -- 4.4%
     Bristol-Myers Squibb          20,000       1,770
     Forest Laboratories*          37,500       2,025
     Merck                         25,000       1,756
     Warner Lambert                10,000         938
                                            ---------
                                                6,489
                                            ---------
   ELECTRICAL UTILITIES -- 1.9%
     FPL Group                     26,000       1,206
     Texas Utilities               40,000       1,635
                                            ---------
                                                2,841
                                            ---------
   ENTERTAINMENT -- 0.9%
     Walt Disney                   20,000       1,285
                                            ---------
   FINANCIAL SERVICES -- 2.1%
     American Express              38,000       1,748
     Federal National Mortgage
       Association                 40,000       1,380
                                            ---------
                                                3,128
                                            ---------


--------------------------------------------------------
                                               Market
Description                        Shares    Value (000)
--------------------------------------------------------
   FOOD, BEVERAGE &
     TOBACCO -- 1.5%
     PepsiCo                       25,000   $   1,491
     Sara Lee                      20,000         675
                                            ---------
                                                2,166
                                            ---------
   GAS/NATURAL GAS -- 0.9%
     Coastal                       35,000       1,326
                                            ---------
   INSURANCE -- 3.4%
     Chubb                         15,000       1,556
     General Re                    10,500       1,606
     United Healthcare             30,500       1,918
                                            ---------
                                                5,080
                                            ---------
   MACHINERY -- 7.3%
     Case                          47,000       2,227
     Deere                         61,000       2,287
     General Electric              35,000       2,686
     Harnischfeger Industries      30,000       1,016
     Tyco Labs                     74,000       2,618
                                            ---------
                                               10,834
                                            ---------
   MISCELLANEOUS BUSINESS
     SERVICES -- 1.0%
     Microsoft*                    16,000       1,480
                                            ---------
   PAPER & PAPER PRODUCTS -- 0.9%
     International Paper*          32,000       1,308
                                            ---------
   PETROLEUM & FUEL
     PRODUCTS -- 0.2%
     Schlumberger                   5,000         351
                                            ---------
   PETROLEUM REFINING -- 5.5%
     Amoco                         20,000       1,407
     Chevron                       25,000       1,297
     Exxon                         24,000       1,926
     Mobil                         20,000       2,215
     Royal Dutch Petroleum         10,000       1,390
                                            ---------
                                                8,235
                                            ---------
   REAL ESTATE -- 0.2%
     Castle & Cooke*               16,665         233
                                            ---------

(CONTINUED)
The accompanying notes are an integral part of the financial statements.

JANUARY 31, 1996
Statement of Net Assets

--------------------------------------------------------
                                               Market
Description                        Shares    Value (000)
--------------------------------------------------------
   RETAIL -- 2.1%
     Albertson's                   46,000   $   1,570
     Home Depot                    34,000       1,564
                                            ---------
                                                3,134
                                            ---------
   SEMI-CONDUCTOR
     INSTRUMENTS -- 4.6%
     Altera*                       26,000       1,713
     Applied Materials*            47,000       1,739
     Intel                         32,000       1,767
     Xilinx*                       43,000       1,661
                                            ---------
                                                6,880
                                            ---------
   STEEL & STEEL WORKS -- 0.8%
     Aluminum Company of America   22,000       1,221
                                            ---------

   TELEPHONES &
     TELECOMMUNICATION -- 5.1%
     A T & T                       29,500       1,973
     Bell Atlantic                 18,000       1,240
     BellSouth                     24,000       1,029
     MCI Communications            40,000       1,145
     Qualcomm*                     50,000       2,237
                                            ---------
                                                7,624
                                            ---------
   TRUCKING -- 0.6%
     TNT Freightways               50,000         925
                                            ---------
TOTAL COMMON STOCKS
   (Cost $67,751,342)                          82,809
                                            ---------

REAL ESTATE INVESTMENT TRUST -- 0.5%
     Security Capital Industrial
       Trust                       38,300         685
                                            ---------

TOTAL REAL ESTATE INVESTMENT TRUST
   (Cost $588,863)                                685
                                            ---------


--------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
--------------------------------------------------------

CASH EQUIVALENTS -- 5.8%
     SEI Daily Income Trust Money
       Market Portfolio            $3,873   $   3,873
     SEI Daily Income Trust Prime
       Obligation Portfolio         4,877       4,877
                                            ---------

TOTAL CASH EQUIVALENTS
   (Cost $8,750,017)                            8,750
                                            ---------
TOTAL INVESTMENTS -- 100.4%
   (Cost $130,730,061)                        149,605
                                            ---------
OTHER ASSETS, LESS LIABILITIES-- (0.4%)          (584)
                                            ---------
NET ASSETS:
Portfolio shares of Institutional Class
  (unlimited authorization -- no par
   value) based on 12,502,669 outstanding
  shares of beneficial interest               126,747
Portfolio shares of Retail Class A
  (unlimited authorization -- no par value)
  based on 141,258 outstanding shares
  of beneficial interest                        1,613
Accumulated Net Realized Gain on Investments    1,422
Net Unrealized Appreciation of Investments     18,875
Net Undistributed Investment Income               364
                                            ---------
TOTAL NET ASSETS-- 100.0%                    $149,021
                                            =========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                         $11.79
                                            =========
NET ASSET VALUE AND
   REDEMPTION PRICE PER SHARE --
   RETAIL CLASS A                              $11.78
                                            =========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A (11.78 / 95.5%)              $12.34
                                            =========

-----------------------------------------------------
* NON-INCOME PRODUCING SECURITY

MTN - MEDIUM TERM NOTE

(A) FLOATING RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE ON EFFECT AS OF JANUARY 31, 1996. THE DATE SHOWN IS THE NEXT RESET DATE.
The accompanying notes are an integral part of the financial statements.

JANUARY 31, 1996                                     THE ACHIEVEMENT FUNDS TRUST
Statement of Net Assets
-------------------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND
-------------------------------------------------------------------------------
[Pie Chart Graph Omitted]

Pie Chart depicting the asset allocation as of January 31, 1996 for the Achievement Intermediate Term Bond Fund. The breakdown is as follows.

Corporate Securities:       36.0%
U.S. Government Securities: 61.2%
Cash Equivalents:            2.8%




--------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
--------------------------------------------------------

CORPORATE BONDS -- 36.0%
     American General Finance
       7.250%, 04/15/00          $ 1,000    $   1,053
     American Home Products
       7.700%, 02/15/00            1,000        1,071
     Associates Corporation of
       North America MTN
       6.810%, 08/03/01            1,000        1,046
       7.540%, 04/14/04            1,000        1,089
     AT&T
       6.750%, 04/01/04            1,000        1,049
     Bear Stearns MTN
       7.740%, 02/06/97            1,000        1,023
     Bell Atlantic Financial
       6.625%, 11/30/97            1,000        1,022
     Chemical Bank
       8.125%, 06/15/02            1,000        1,115
     Chrysler Financial
       8.060%, 01/27/97            1,000        1,025
     Citicorp
       7.125%, 06/01/03            1,000        1,050
     Commercial Credit
       6.875%, 05/01/02            1,000        1,050
     CSR America
       6.875%, 07/21/05            2,000        2,089


-------------------------------------------------------
                                   Face       Market
Description                    Amount (000) Value (000)
-------------------------------------------------------
     CSX Transportation
       7.540%, 03/15/03          $ 1,000    $   1,087
     Dow Capital BV YB
       7.125%, 01/15/03            1,000        1,046
     First Union
       7.050%, 08/01/05            1,000        1,054
     Ford Motor Credit
       8.000%, 06/15/02            1,000        1,106
       7.750%, 03/15/05            1,000        1,104
     General Electric
       7.875%, 05/01/96            1,500        1,509
     General Electric Capital MTN
       6.840%, 04/26/98            1,000        1,030
     GMAC MTN
       7.250%, 05/15/03            1,000        1,059
     Grand Metro
       7.125%, 09/15/04            1,000        1,064
     Hanson Overseas YB
       7.375%, 01/15/03            1,000        1,070
     Household Finance
       7.650%, 05/15/07            1,000        1,105
     International Lease
       7.000%, 06/01/98            1,000        1,034
     John Deere Capital
       7.140%, 09/15/98            1,000        1,042
     JP Morgan
       7.250%, 01/15/02            1,000        1,072
     J.C. Penney  MTN
       7.050%, 05/23/05            1,000        1,061
     MCI Communications
       7.125%, 01/20/00            1,000        1,050
     NationsBank
       7.625%, 04/15/05            1,000        1,086
     Norwest
       7.700%, 11/15/97            1,000        1,042
     Pacific Bell
       7.000%, 07/15/04            1,000        1,064
     Philip Morris
       7.500%, 01/15/02            1,000        1,064
     Rite Aid
       7.625%, 04/15/05            1,000        1,086
     Ryder Systems
       7.340%, 11/01/00            1,040        1,105
     Sara Lee MTN
       7.400%, 03/22/02            1,000        1,079
     Society National Bank
       7.250%, 06/01/05            1,000        1,064

(CONTINUED)
The accompanying notes are an integral part of the financial statements.

JANUARY 31, 1996
Statement of Net Assets

CORPORATE BONDS (CONTINUED)
     Union Electric
       6.750%, 10/15/99          $ 1,000    $   1,037
     Waste Management
       7.700%, 10/01/02            1,000        1,097
                                            ---------
TOTAL CORPORATE BONDS
   (Cost $40,409,002)                          41,899
                                            ---------

U.S. TREASURY OBLIGATIONS -- 54.8%
     United States Treasury Bond
       7.625%, 02/15/07            1,000        1,101
     United States Treasury Notes
       6.500%, 05/15/97            2,000        2,039
       6.500%, 08/15/97            2,000        2,046
       7.375%, 11/15/97            1,000        1,041
       7.250%, 02/15/98            4,000        4,174
       7.125%, 10/15/98            4,000        4,208
       6.500%, 04/30/99            2,500        2,603
       6.750%, 06/30/99            3,000        3,150
       7.125%, 09/30/99            4,000        4,259
       7.750%, 01/31/00            1,500        1,637
       7.125%, 02/29/00            4,000        4,278
       6.750%, 04/30/00            3,000        3,172
       6.250%, 08/31/00            8,000        8,320
       6.125%, 09/30/00            1,000        1,035
       7.750%, 02/15/01            2,500        2,772
       7.875%, 08/15/01            1,500        1,682
       7.500%, 11/15/01            1,000        1,107
       6.250%, 02/15/03            5,000        5,228
       7.250%, 08/15/04            5,000        5,561
       7.500%, 02/15/05            1,000        1,133
       6.500%, 08/15/05            3,000        3,193
                                            ---------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $61,626,665)                          63,739
                                            ---------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 6.3%
     Federal Home Loan Bank
       7.190%, 04/27/01            1,000        1,073
       7.390%, 08/22/01            1,000        1,086
     Federal Home Loan Mortgage
       Corporation Callable
       9/03/96 @ 100
       7.310%, 09/03/99            1,000        1,009


--------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
--------------------------------------------------------
     Federal National Mortgage Association
       7.090%, 10/14/97           $1,000    $   1,031
       7.050%, 12/10/98            1,000        1,048
       6.850%, 04/05/04            1,000        1,066
       7.520%, 08/24/05            1,000        1,025
                                            ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $7,211,822)                            7,338
                                            ---------

CASH EQUIVALENTS -- 2.8%
     SEI Daily Income Trust Money
       Market Portfolio               56           56
     SEI Daily Income Trust Prime
       Obligation Portfolio        3,178        3,178
                                            ---------
TOTAL CASH EQUIVALENTS
   (Cost $3,234,183)                            3,234
                                            ---------
TOTAL INVESTMENTS -- 99.9%
   (Cost $112,481,672)                        116,210
                                            ---------
OTHER ASSETS, LESS LIABILITIES-- 0.1%              60
                                            ---------
NET ASSETS:
Portfolio shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 10,685,026 outstanding
   shares of beneficial interest              113,213
Portfolio shares of Retail Class A
   (unlimited authorization -- no par
   value) based on 88,972 outstanding
   shares of beneficial interest                  938
Accumulated Net Realized Loss on Investments   (1,609)
Net Unrealized Appreciation of Investments      3,728
                                            ---------
TOTAL NET ASSETS-- 100.0%                    $116,270
                                            =========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                         $10.79
                                            =========
NET ASSET VALUE AND
   REDEMPTION PRICE PER SHARE --
   RETAIL CLASS A                              $10.82
                                            =========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A (10.82 / 96.5%)              $11.21
                                            =========

------------------------------------------------------
MTN - MEDIUM TERM NOTE
YB - YANKEE BOND

The accompanying notes are an integral part of the financial statements.

                                                    THE ACHIEVEMENT FUNDS TRUST
-------------------------------------------------------------------------------
SHORT TERM BOND FUND
-------------------------------------------------------------------------------
[Pie Chart Graph Omitted]

Pie Chart depicting the asset allocation as of January 31, 1996 for the Achievement Short Term Bond Fund. The breakdown is as follows.

Corporate Securities:       61.3%
U.S. Government Securities: 37.0%
Cash Equivalents:            1.7%




----------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
----------------------------------------------------------
CORPORATE BONDS -- 60.6%
     American General Finance MTN
       7.370%, 03/14/97          $ 1,000     $  1,022
     American General Finance
       7.150%, 05/15/97            1,000        1,022
       7.000%, 10/01/97            1,000        1,026
     AT&T Capital
       7.650%, 01/31/97            1,000        1,023
     Barnett Bank  MTN
       6.250%, 07/28/98            1,000        1,018
     Bear Stearns MTN
       7.740%, 02/06/97            1,000        1,023
     Bell Atlantic Financial Note
       6.625%, 11/30/97            2,000        2,044
     Carolina Power & Light MTN
       7.750%, 01/24/97            1,000        1,024
     Caterpillar Financial Services
       MTN
       5.410%, 02/01/96 (A)        1,000        1,000
     Chrysler Financial
       8.060%, 01/27/97            1,000        1,025
       7.380%, 03/17/97            1,000        1,020
     CIT Group Holdings MTN
       7.625%, 12/05/96            1,000        1,017


---------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
---------------------------------------------------------
     Comerica Bank
       6.750%, 05/12/98          $ 1,500     $  1,547
     Delmarva Power & Light
       6.375%, 09/01/97            1,000        1,006
     Dow Capital
       8.250%, 02/15/96            1,000        1,001
     Ford Motor Credit
       7.375%, 01/15/97            1,000        1,020
       8.625%, 04/15/96            1,000        1,006
     GE Credit
       7.840%, 01/21/97            1,500        1,537
     Household Finance MTN
       6.760%, 04/25/97            1,000        1,017
     Houston Power & Light
       7.625%, 03/01/97            1,000        1,025
     Ingersoll Rand MTN
       6.450%, 08/28/98            1,000        1,026
     IBM
       6.375%, 11/01/97            2,000        2,033
     International Lease Finance
       6.500%, 07/15/97            1,000        1,016
     International Lease MTN
       7.000%, 12/02/96            1,000        1,012
       7.250%, 09/01/97            1,000        1,028
     John Deere Capital
       7.200%, 05/15/97            1,000        1,023
     MBNA American Bank N.A.
       6.650%, 06/17/97            1,000        1,016
     Minnesota Power & Light
       7.375%, 03/01/97            1,000        1,021
     NationsBank
       6.625%, 01/15/98            2,000        2,047
     Old Kent Bank
       7.100%, 03/07/97            1,000        1,021
     Pacific Northwest Bell
       7.500%, 12/01/96            1,000        1,019
     PepsiCo
       6.875%, 05/15/97            1,000        1,020
     Philip Morris
       8.750%, 12/01/96            1,000        1,028
     Portland General Electric MTN
       6.750%, 09/15/97            1,000        1,021
     Society Bank (Cleveland)
       7.125%, 04/15/97            1,000        1,022
     Toyota Motor Credit
       6.875%, 10/15/96            2,000        2,019
     US Bancorp MTN
       7.380%, 03/03/97            1,000        1,023

(CONTINUED)
The accompanying notes are an integral part of the financial statements.

JANUARY 31, 1996
Statement of Net Assets

---------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
---------------------------------------------------------
CORPORATE BONDS (CONTINUED)
     Waste Management
       6.375%, 07/01/97          $ 1,000     $  1,015
     WMX Technologies
       7.125%, 03/22/97            2,000        2,040
                                            ---------
TOTAL CORPORATE BONDS
   (Cost $45,219,414)                          45,873
                                            ---------

U.S. TREASURY OBLIGATIONS -- 32.6%
     U.S. Treasury Notes
       7.750%, 03/31/96            1,000        1,004
       7.250%, 11/30/96            2,000        2,035
       7.500%, 12/31/96            2,000        2,046
       7.500%, 01/31/97            2,000        2,049
       6.875%, 02/28/97            3,000        3,060
       6.875%, 03/31/97            3,000        3,065
       6.500%, 08/15/97            2,000        2,046
       6.000%, 11/30/97            2,000        2,036
       7.250%, 02/15/98            2,000        2,087
       7.125%, 10/15/98            2,000        2,104
       6.375%, 01/15/99            3,000        3,108
                                            ---------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $24,271,827)                          24,640
                                            ---------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 4.0%
     Federal Home Loan Bank
       6.710%, 04/21/97            1,000        1,019
     Student Loan Marketing Association
       5.610%, 08/22/96            2,000        2,003
                                            ---------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $3,014,500)                            3,022
                                            ---------


----------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
----------------------------------------------------------
CASH EQUIVALENTS -- 1.6%
     SEI Daily Income Trust
       Money Market Portfolio     $   19      $    19
     SEI Daily Income Trust
       Prime Obligation Portfolio  1,229        1,229
                                            ---------
TOTAL CASH EQUIVALENTS
   (Cost $1,247,999)                            1,248
                                            ---------
TOTAL INVESTMENTS -- 98.8%
   (Cost $73,753,740)                          74,783
                                            ---------
OTHER ASSETS, LESS LIABILITIES-- 1.2%             888
                                            ---------

NET ASSETS:
Portfolio shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 7,427,620 outstanding
   shares of beneficial interest               76,638
Portfolio shares of Retail Class A
   (unlimited authorization -- no par
   value) based on 3,827 outstanding
   shares of beneficial interest                   39
Accumulated Net Realized Loss on Investments   (2,035)
Net Unrealized Appreciation of Investments      1,029
                                            ---------
TOTAL NET ASSETS-- 100.0%                     $75,671
                                            =========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                         $10.18
                                            =========
NET ASSET VALUE AND
   REDEMPTION PRICE PER SHARE --
   RETAIL CLASS A                              $10.18
                                            =========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A (10.18 / 98.5%)              $10.34
                                            =========
-----------------------------------------------------
MTN - MEDIUM TERM NOTE

(A) FLOATING RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE ON EFFECT AS OF JANUARY 31, 1996. THE DATE SHOWN IS THE NEXT RESET DATE.

The accompanying notes are an integral part of the financial statements.

                                                     THE ACHIEVEMENT FUNDS TRUST
-------------------------------------------------------------------------------
SHORT TERM MUNICIPAL
BOND FUND
-------------------------------------------------------------------------------
[Pie Chart Graph Omitted]

Pie Chart depicting the asset allocation as of January 31, 1996 for the Achievement Short Term Municipal Bond Fund. The breakdown is as follows.

General Obligation: 56.7%
Revenue Bonds:      33.8%
Cash Equivalents:    9.5%




----------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
----------------------------------------------------------
MUNICIPAL BONDS -- 91.3%
   ARIZONA -- 3.3%
     Arizona State, Transportation
       Board RB AMBAC
       5.000%, 07/01/99           $1,000     $  1,033
                                            ---------
   COLORADO -- 1.6%
     Gunnison Watershed,
       GO MBIA
       5.000%, 12/01/99              500          517
                                            ---------
   CONNECTICUT -- 3.2%
     Connecticut State, Special Tax
       Assessment RB AMBAC
       4.250%, 05/15/98            1,000        1,006
                                            ---------
   DELAWARE -- 3.3%
     Delaware State, Public
       Improvement GO
       5.600%, 03/01/98            1,000        1,039
                                            ---------
   FLORIDA -- 3.3%
     Jacksonville, Electric Authority RB
       5.000%, 10/01/98            1,000        1,029
                                            ---------


----------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
----------------------------------------------------------
   HAWAII -- 3.2%
     Honolulu, City & County
       GO MBIA
       4.250%, 11/01/99           $1,000     $  1,011
                                            ---------
   ILLINOIS -- 6.5%
     Dupage, Water Commission, Water
       Utility Improvements RB
       5.900%, 05/01/96            1,000        1,005
     Glenview, Miscellaneous
       Improvements, Callable
       09/01/98 @ 100 GO
       5.500%, 12/01/98            1,000        1,044
                                            ---------
                                                2,049
                                            ---------
   INDIANA -- 3.4%
     Indianapolis, Telecommunications
       Improvements RB
       6.400%, 02/01/99            1,000        1,074
                                            ---------
   KENTUCKY -- 3.2%
     Kentucky State  Property &
       Buildings, Refunding RB
       4.100%, 09/01/98            1,000        1,001
                                            ---------
   MINNESOTA -- 3.2%
     Saint Paul, Capital Improvements,
       Series B GO
       4.750%, 03/01/99            1,000        1,023
                                            ---------
   NEBRASKA -- 3.2%
     Douglass County, School District
       #017, GO
       4.300%, 09/15/98            1,000        1,014
                                            ---------
   NEVADA -- 1.6%
     Washoe County, Airport Authority
       RB MBIA
       5.150%, 07/01/99              500          517
                                            ---------
   OHIO -- 6.5%
     Cincinnati, Water Utility
       Improvements GO
       5.150%, 12/01/98            1,000        1,039
     Ohio State, Building Authority RB
       4.100%, 04/01/99            1,000        1,002
                                            ---------
                                                2,041
                                            ---------
   OKLAHOMA -- 3.3%
     Grand River, Grand River Dam
       Authority RB
       5.000%, 06/01/99            1,000        1,028
                                            ---------

(CONTINUED)
The accompanying notes are an integral part of the financial statements.

JANUARY 31, 1996
Statement of Net Assets

----------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
----------------------------------------------------------
   OREGON -- 4.8%
     Jackson County, Oregon  School
       District #549C GO
       4.500%, 06/01/99           $1,000     $  1,020
     Portland, Oregon Community
       College GO
       4.500%, 01/15/99              500          506
                                             --------
                                                1,526
                                             --------
   TENNESSEE -- 3.3%
     Chattanooga, Public Improvements GO
       4.900%, 02/01/99            1,000        1,025
                                             --------
   TEXAS -- 3.2%
     Fort Worth, Refunding GO
       4.900%, 03/01/99            1,000        1,026
                                             --------
   UTAH -- 3.3%
     Utah State, Public Improvements GO
       5.000%, 07/01/98            1,000        1,031
                                             --------
   VIRGINIA -- 4.9%
     Fairfax County, Series A,
       Refunding GO STAID
       4.600%, 06/01/98            1,000        1,021
     Portsmouth, Virginia Refunding GO
       5.500%, 11/01/98              500          523
                                             --------
                                                1,544
                                             --------
   WASHINGTON -- 13.2%
     King County, School District #414,
       Series B Refunding GO
       5.000%, 12/01/97            1,000        1,025
     Seattle, Municipal Light &
       Power RB
       6.000%, 07/01/98            1,000        1,045
     Tacoma, Washington  GO
       5.300%, 07/01/99            1,000        1,040
     Thurston County
       GO FGIC
       5.250%, 12/01/98            1,000        1,039
                                             --------
                                                4,149
                                             --------
   WISCONSIN -- 6.6%
     Milwaukee, Sewer District,
       Series A, GO
       6.500%, 10/01/98            1,000        1,066
     Wisconsin State, Refunding GO
       4.400%, 05/01/98            1,000        1,015
                                             --------
                                                2,081
                                             --------


---------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
---------------------------------------------------------
   WYOMING -- 3.2%
     Platte County, Polution
       Control RB
       4.000%, 01/01/98           $1,000     $  1,001
                                             --------
TOTAL MUNICIPAL BONDS
   (Cost $28,179,795)                          28,765
                                             --------
CASH EQUIVALENTS -- 9.6%
     SEI Institutional Tax Free
       Portfolio                   1,582        1,582
     SEI Tax Free Portfolio        1,448        1,448
                                             --------
TOTAL CASH EQUIVALENTS
   (Cost $3,029,650)                            3,030
                                             --------
TOTAL INVESTMENTS -- 100.9%
   (Cost $31,209,445)                          31,795
                                             --------
OTHER ASSETS, LESS LIABILITIES-- (0.9%)          (279)
                                             --------
NET ASSETS:
Portfolio shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 3,058,842 outstanding
   shares of beneficial interest               30,602
Portfolio shares of Retail Class A
   (unlimited authorization -- no par
   value) based on 20,692 outstanding
   shares of beneficial interest                  212
Accumulated Net Realized Gain on Investments       94
Net Unrealized Appreciation of Investments        586
Net Undistributed Investment Income                22
                                             --------
TOTAL NET ASSETS-- 100.0%                     $31,516
                                             ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                         $10.23
                                             ========
NET ASSET VALUE AND
   REDEMPTION PRICE PER SHARE --
   RETAIL CLASS A                              $10.25
                                             ========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A (10.25 / 98.5%)              $10.41
                                             ========

-------------------------------------------------------------------------------
AMBAC - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC- FEDERAL GUARANTY INSURANCE CORPORATION
GO - GENERAL OBLIGATION
MBIA - MUNICIPAL BOND INSURANCE ASSOCIATION
RB - REVENUE BOND
STAID - STATE AID WITHHOLDING

The accompanying notes are an integral part of the financial statements.

                                                    THE ACHIEVEMENT FUNDS TRUST

-------------------------------------------------------------------------------
IDAHO MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
[Pie Chart Graph Omitted]

Pie Chart depicting the asset allocation as of January 31, 1996 for the Achievement Idaho Municipal Bond Fund. The breakdown is as follows.

General Obligations: 79.5%
Revenue Bonds:      17.1%
Cash Equivalents:    3.4%


----------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
----------------------------------------------------------
MUNICIPAL BONDS -- 97.8%
   IDAHO -- 97.0%
     Ada County, GO
       4.750%, 02/01/99             $200       $  206
     Ada & Canyon County, Joint
       School District #2,
       Meridian, GO
       5.500%, 07/30/14              500          510
     American Falls, Reservoir
       Refunding, Series A, RB
       7.250%, 05/01/04              150          172
     Bannock County, GO
       5.000%, 09/01/99              200          208
       5.100%, 09/01/01              200          209
     Bannock & Caribou Counties,
       Joint School District #21,
       Marsh VY, GO
       5.250%, 09/01/01              105          112
       5.300%, 09/01/04              100          106
       5.250%, 09/01/00              100          106
     Bingham County, School
       District #055, Blackfoot,
       GO MBIA
       5.650%, 08/01/15              350          368
     Bingham & Bonneville Counties,
       School District #60, Shelly,
       Prerefunded GO AMBAC
       6.450%, 09/01/97 (A)          300          313


-----------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
-----------------------------------------------------------
     Blaine County, GO CGIC
       4.400%, 08/01/07             $150       $  147
     Boise City, Independent School
       District #1, GO AMBAC
       5.400%, 07/30/14              500          517
     Boise City, Independent School
       District, GO AMBAC
       5.500%, 07/30/11              500          525
     Boise State, Student Union &
       Housing Systems, RB MBIA
       5.000%, 04/01/00              100          104
       4.500%, 04/01/03              100          105
       4.750%, 04/01/05              200          205
     Boise-Kuna, Lucky Peak
       Hydroelectric Project, RB
       6.375%, 07/01/02              200          228
     Bonneville County, School
       District #91, Idaho Falls, GO
       5.200%, 08/01/05              500          521
       5.450%, 08/01/08              200          208
       5.500%, 08/01/09              300          304
     Bonneville & Bingham Counties,
       School District #93, Refunding
       Series A, GO FGIC
       5.750%, 07/30/07              500          554
       5.500%, 07/30/10              400          428
     Canyon County, School District
       #131, Nampa, GO MBIA
       5.500%, 07/30/12              500          521
       5.500%, 07/30/11              500          522
       8.500%, 07/30/02              500          622
     Canyon County, School District
       #132, GO
       5.400%, 07/30/12 CGIC         200          209
       4.000%, 07/30/01              100          100
       5.450%, 07/30/15 CGIC         900          936
       4.200%, 07/30/03              130          130
       4.100%, 07/30/02              100          100
     Canyon County, School District
       #134, Middleton, GO FGIC
       4.500%, 07/31/11              500          486
     Canyon County, School District
       #139, GO
       5.900%, 08/01/00              400          433
       5.200%, 08/01/11              200          202
       5.200%, 08/01/12              110          111
       5.000%, 08/01/13              425          421
     Caribou & Bonneville Counties,
       School District #150, GO
       5.500%, 09/01/06              395          417

JANUARY 31, 1996
Statement of Net Assets

---------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
---------------------------------------------------------
   IDAHO (CONTINUED)
     City of Sun Valley, Series
       1995, GO
       5.050%, 08/01/08             $195       $  200
     Elmore County, School District
       #193, Mountain Home, GO AMBAC
       5.000%, 07/31/10              400          398
       4.500%, 07/31/12              500          470
     Fremont & Madison Counties,
       School  District #215,
       St. Anthony, GO CGIC
       5.600%, 08/01/14              125          131
       5.600%, 08/01/15              765          799
     Gem & Boise Counties, Joint
       School District #221, Emmit,
       GO AMBAC
       4.700%, 08/01/01              505          523
     Gooding County, School District
       #232, Wendell, GO AMBAC
       5.000%, 08/01/11              100          101
     Gooding & Lincoln Counties,
       Joint School District #231,
       GO CGIC
       6.300%, 02/01/15              535          595
     Idaho Falls, Refunding Electric,
       Zero Coupon Bond, GO FGIC
       0.000%, 04/01/07              500          294
       0.000%, 04/01/11              500          240
       0.000%, 04/01/12              500          219
       0.000%, 04/01/13              500          206
       0.000%, 04/01/14              180           68
     Idaho Health Facility Authority,
       St. Alphonsus Regional Medical
       Center, RB
       6.100%, 12/01/07              100          109
     Idaho State  Building Authority,
       Refunding, Series C, RB MBIA
       5.600%, 09/01/05              100          109
     Idaho State Building Authority,
       Series D, RB
       5.800%, 09/01/05              100          110
     Idaho State Building Authority,
       Series E, RB
       5.200%, 09/01/99              200          209
       5.250%, 09/01/00              100          106
     Idaho State Health Facility
       Authority, St Josephs Regional
       Medical Center , RB MBIA
       5.000%, 07/01/07              500          524
     Idaho State Health Facility
       Authority, Magic Valley
       Regional Medical
       Center, RB AMBAC
       5.000%, 12/01/02              500          528
       5.200%, 12/01/04              500          535


---------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
---------------------------------------------------------
     Idaho State University, Student
       Facility Fee, RB
       4.750%, 04/01/02            $ 130       $  135
       4.900%, 04/01/03              140          146
       5.000%, 04/01/99              115          119
     Jefferson County, School
       District #253, GO MBIA
       5.500%, 08/01/15              240          253
     Jefferson & Madison Counties,
       School District #251, Rigby,
       GO MBIA
       5.600%, 07/30/00              300          322
       5.200%, 07/30/97              300          307
     Jerome County, School District
       #262, GO AMBAC
       5.150%, 08/01/04              200          208
       5.000%, 08/01/01              195          204
       8.000%, 08/01/00              100          117
     Ketchum, Sewer Revenue, RB MBIA
       5.400%, 07/01/98              200          208
     Kootenai County, Consolidated
       Free Library District, GO CGIC
       5.000%, 08/01/06              160          169
     Kootenai County, School District
       #272, GO
       4.700%, 08/01/06              400          404
     Latah & Clearwater Counties,
       School District #286, GO AMBAC
       5.200%, 02/01/04              100          105
       5.500%, 02/01/07              200          212
       5.600%, 02/01/08              200          211
     Madison County, GO CGIC
       5.400%, 08/01/15              420          428
     Madison County, School District
       #321, Rexburg,  GO AMBAC
       5.300%, 02/01/03              200          211
     Meridian, Idaho  GO FSA
       5.000%, 08/01/15              290          287
     Minidoka & Jerome Counties, School
       District #331, GO MBIA
       5.000%, 02/01/01              175          183
     Oneida County,  School District
       #351, GO MBIA
       5.000%, 07/31/15              375          371
     Owyhee & Elmore Counties,
       School District #365, Grand
       View, GO AMBAC
       5.250%, 08/01/99              100          105
     Payette County, School District
       #372, GO ASSETG
       6.750%, 07/31/09              100          117


The accompanying notes are an integral part of the financial statements.

                                                    THE ACHIEVEMENT FUNDS TRUST

----------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
----------------------------------------------------------
     Payette & Washington Counties,
       Joint School District #371,
       GO AMBAC
       4.900%, 10/01/03             $500       $  521
     Post Falls, Sewer Revenue,
       RB AMBAC
       4.900%, 08/01/05              200          208
     Southern Idaho Regional Solid
       Waste Project, COP CLDF
       4.100%, 11/01/98              200          203
       5.450%, 11/01/13              500          518
     Twin Falls County, Class A,
       School District #413, GO AMBAC
       5.250%, 07/30/09              200          206
       5.250%, 07/30/14              420          428
       5.250%, 07/30/13              400          410
     Twin Falls County, School District
       #415, GO ASSETG
       5.500%, 08/01/15              195          203
     Twin Falls County, Solid Waste
       Disposal Project, GO
       4.400%, 09/01/00              305          311
       4.400%, 09/01/02              100          101
       4.500%, 09/01/98              400          410
     Twin Falls & Cassia County, Joint
       School District #418, GO MBIA
       5.450%, 08/01/15              145          150
     University of Idaho, Refunding
       Student Building Fee, RB
       5.350%, 04/01/10              250          262
     University of Idaho, Refunding &
       Improvements Facility Fee, RB
       5.100%, 04/01/07              200          208
     University of Idaho, Series B, RB
       5.650%, 07/01/99              100          106
       5.800%, 07/01/00              100          108
       5.900%, 07/01/01              200          219
     Washington County, School District
       #431, GO AMBAC
       5.500%, 08/01/06              200          215
       5.300%, 08/01/04              200          212
       5.000%, 08/01/02              100          105
       8.000%, 08/01/99              210          240
       5.400%, 08/01/05              100          107
                                             --------
                                               28,113
                                             --------
   PUERTO RICO -- 0.8%
     University of Puerto Rico, Zero
       Coupon Bond, RB MBIA
       0.000%, 06/01/11              530          241
                                             --------
TOTAL MUNICIPAL BONDS
   (Cost $26,952,566)                          28,354
                                             --------


----------------------------------------------------------
                                    Face       Market
Description                     Amount (000) Value (000)
----------------------------------------------------------
CASH EQUIVALENTS -- 3.5%
     SEI Institutional Tax Free
       Portfolio                  $1,003     $  1,003
                                             --------
TOTAL CASH EQUIVALENTS
   (Cost $1,002,812)                            1,003
                                             --------
TOTAL INVESTMENTS -- 101.3%
   (Cost $27,955,378)                          29,357
                                             --------
OTHER ASSETS, LESS LIABILITIES-- (1.3)%          (375)
                                             --------
Net Assets:
Portfolio shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 2,395,882 outstanding
   shares of beneficial interest               24,444
Portfolio shares of Retail Class A
   (unlimited authorization -- no par
   value) based on 287,194  outstanding
   shares of beneficial interest                3,027
Accumulated Net Realized Gain on Investments      103
Net Unrealized Appreciation of Investments      1,402
Net Undistributed Investment Income                 6
                                             --------
TOTAL NET ASSETS-- 100.0%                     $28,982
                                             ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                         $10.80
                                             ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE --
   RETAIL CLASS A                              $10.83
                                             ========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A (10.83 / 96%)                $11.28
                                             ========

-------------------------------------------------------------------------------
(A) PREREFUNDED SECURITY - THE DATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE PREREFUNDED DATE.
AMBAC - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
ASSETG - ASSET GUARANTY
CGIC - CAPITAL GUARANTEE INSURANCE CORPORATION
CLDF - CREDIT LECALE DE FRANCE
FGIC - FEDERAL GUARANTY INSURANCE CORPORATION
FSA - FINANCIAL SECURITY ASSURANCE
GO - GENERAL OBLIGATION
MBIA - MUNICIPAL BOND INSURANCE ASSOCIATION
RB - REVENUE BOND

The accompanying notes are an integral part of the financial statements.

                      [This Page Left Intentionally Blank]

FOR THE YEAR ENDED JANUARY 31, 1996                  THE ACHIEVEMENT FUNDS TRUST
Statements of Operations (000)

--------------------------------------------------------------------------------

                                                                                       SHORT
                                                                            SHORT      TERM        IDAHO
                                                            INTERMEDIATE    TERM     MUNICIPAL   MUNICIPAL
                                       EQUITY     BALANCED    TERM BOND     BOND       BOND        BOND
                                        FUND        FUND         FUND       FUND       FUND        FUND
                                      ========    ========  ============  ========   =========   ==========
INCOME:
   Dividend Income                    $  2,647    $  1,591    $   --      $   --      $   --      $   --
   Interest Income                         238       4,158       5,978       5,257       1,457       1,439
                                      --------    --------    --------    --------    --------    --------
      Total Income                       2,885       5,749       5,978       5,257       1,457       1,439
                                      --------    --------    --------    --------    --------    --------

EXPENSES:
   Administrative Fees                     248         263         173         153         100         100
   Waiver of Administrative Fees          --          --          --          --           (37)        (45)
   Investment Advisory Fees                917         972         520         459         189         164
   Waiver of Investment
      Advisory Fees                       (297)       (316)       (233)       (186)       (135)       (118)
   Custodian/Transfer Agent Fees            55          55          51          49          44          44
   Professional Fees                        57          58          42          31          12          11
   Pricing Fees                              4           4           3           3           2           1
   Registration & Filing Fees               80          92          58          35          50          37
   Printing Fees                            30          30          22          15           6           6
   Trustee Fees                              8           8           5           5           2           2
   Distribution Fees (1)                     1           2           1        --          --             4
   Amortization of Deferred
      Organizational Costs                   9          11           6           7           3           2
   Miscellaneous Fees                        5           5           3           3           1           1
                                      --------    --------    --------    --------    --------    --------
      Total Expenses                     1,117       1,184         651         574         237         209
                                      --------    --------    --------    --------    --------    --------
   Net Income                            1,768       4,565       5,327       4,683       1,220       1,230
                                      --------    --------    --------    --------    --------    --------
   Net Realized Gain (Loss) on
      Investments                       10,078       6,570      (1,369)     (2,035)        242         401
   Net Change in Unrealized
      Appreciation of Investments       22,581      17,088       5,933       1,287         610       1,616
                                      --------    --------    --------    --------    --------    --------
   Net Realized and Unrealized Gain
      (Loss) on Investments             32,659      23,658       4,564        (748)        852       2,017
                                      --------    --------    --------    --------    --------    --------
   Increase in Net Assets Resulting
      from Operations                 $ 34,427    $ 28,223    $  9,891    $  3,935    $  2,072    $  3,247
                                      ========    ========    ========    ========    ========    ========

(1) All distribution fees are incurred in Retail Class A.
    Amounts designated as "--" are either $0 or have been rounded to $0.

  The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

--------------------------------------------------------------------------------

                                                           EQUITY                   BALANCED
                                                            FUND                      FUND
                                                    ======================    ======================
                                                     2/1/95     12/28/94(1)    2/1/95     12/28/94(1)
                                                       TO           TO           TO           TO
                                                     1/31/96      1/31/95      1/31/96      1/31/95
                                                    ---------    ---------    ---------    ---------
INVESTMENT ACTIVITIES:
   Net Investment Income                            $   1,768    $     110    $   4,565    $     378
   Net Realized Gain (Loss) on Investments             10,078         (670)       6,570          (21)
   Net Change in Unrealized
      Appreciation (Depreciation) of
        Investments                                    22,581        3,111       17,088        1,787
                                                    ---------    ---------    ---------    ---------

Increase (Decrease) in Net Assets
   Resulting From Operations                           34,427        2,551       28,223        2,144
                                                    ---------    ---------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
      Institutional Class                              (1,771)        --         (4,562)        --
      Retail Class A                                       (8)        --            (17)        --
   Capital Gains:
      Institutional Class                              (7,843)        --         (5,076)        --
      Retail Class A                                      (77)        --            (51)        --
                                                    ---------    ---------    ---------    ---------
Total Distributions                                    (9,699)        --         (9,706)        --
                                                    ---------    ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS:


   Institutional Class:
      Proceeds from Shares Issued                      49,800       96,247       19,813      110,952
      Reinvestment of Cash Distributions                2,384         --          9,629         --
      Cost of Shares Redeemed                         (22,918)      (1,746)     (13,447)        (200)
                                                    ---------    ---------    ---------    ---------
Total Institutional Class Transactions                 29,266       94,501       15,995      110,752
                                                    ---------    ---------    ---------    ---------
   Retail Class A:
      Proceeds from Shares Issued                       1,692         --          1,612         --
      Reinvestment of Cash Distributions                   85         --             66         --
      Cost of Shares Redeemed                             (97)        --            (65)        --
                                                    ---------    ---------    ---------    ---------
Total Retail Class A Transactions                       1,680         --          1,613         --
                                                    ---------    ---------    ---------    ---------
Net Increase (Decrease) in Net
   Assets from Share Transactions                      30,946       94,501       17,608      110,752
                                                    ---------    ---------    ---------    ---------
Total Increase (Decrease) in Net Assets                55,674       97,052       36,125      112,896
NET ASSETS:
   Beginning of Period                                 97,052         --        112,896         --
                                                    ---------    ---------    ---------    ---------
   End of Period                                    $ 152,726    $  97,052    $ 149,021    $ 112,896
                                                    =========    =========    =========    =========
SHARES ISSUED AND REDEEMED:
   Institutional Class
      Shares Issued                                     4,165        9,654        1,766       11,091
      Shares Issued in Lieu of Cash Distributions         196         --            852         --
      Shares Redeemed                                  (1,900)        (174)      (1,186)         (20)
                                                    ---------    ---------    ---------    ---------
Total Institutional Class Share Transactions            2,461        9,480        1,432       11,071
                                                    ---------    ---------    ---------    ---------
   Retail Class A
      Shares Issued                                       141         --            141         --
      Shares Issued in Lieu of Cash Distributions           7         --              6         --
      Shares Redeemed                                      (8)        --             (6)        --
                                                    ---------    ---------    ---------    ---------
Total Retail Class A Share Transactions                   140         --            141         --
                                                    ---------    ---------    ---------    ---------
Net Increase (Decrease) in Share Transactions           2,601        9,480        1,573       11,071
                                                    =========    =========    =========    =========

(1) Commenced operations on December 28, 1994.
    Amounts designated as "--" are either $0 or have been rounded to $0.

                                                     THE ACHIEVEMENT FUNDS TRUST

--------------------------------------------------------------------------------

                                      INTERMEDIATE              SHORT TERM                SHORT TERM                  IDAHO
                                     TERM BOND FUND              BOND FUND            MUNICIPAL BOND FUND         MUNICIPAL BOND
                                ======================    ======================    ======================    =====================
                                  2/1/95    12/28/94(1)    2/1/95     12/28/94(1)    2/1/95     12/28/94(1)    2/1/95    12/28/94(1)
                                    TO          TO           TO           TO           TO           TO           TO          TO
                                  1/31/96     1/31/95      1/31/96      1/31/95      1/31/96      1/31/95      1/31/96     1/31/95
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
INVESTMENT ACTIVITIES:
   Net Investment Income        $   5,327    $     351    $   4,683    $     284    $   1,220    $     118    $   1,230   $     105
   Net Realized Gain (Loss) on
      Investments                  (1,369)        (240)      (2,035)        --            242         --            401           6
   Net Change in Unrealized
      Appreciation
        (Depreciation) of
        Investments                 5,933       (2,205)       1,287         (258)         610          (24)       1,616        (214)
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------

Increase (Decrease) in Net
   Assets Resulting From
   Operations                       9,891       (2,094)       3,935           26        2,072           94        3,247        (103)
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
      Institutional Class          (5,232)        (418)      (4,552)        (413)      (1,204)        (111)      (1,149)       (112)
      Retail Class A                  (28)        --             (2)        --             (1)        --            (68)       --

   Capital Gains:
      Institutional Class            --           --           --           --           (147)        --           (272)       --
      Retail Class A                 --           --           --           --             (1)        --            (32)       --
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
Total Distributions                (5,260)        (418)      (4,554)        (413)      (1,353)        (111)      (1,521)       (112)
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
      Proceeds from Shares
         Issued                    61,480       69,776       45,648       72,674        9,734       34,274        5,838      26,722
      Reinvestment of Cash
         Distributions              1,297         --          1,376         --           --           --              3        --
      Cost of Shares Redeemed     (17,709)      (1,631)     (41,153)      (1,907)     (12,831)        (575)      (7,506)       (613)
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
Total Institutional Class
   Transactions                    45,068       68,145        5,871       70,767       (3,097)      33,699       (1,665)     26,109
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
   Retail Class A:
      Proceeds from Shares
         Issued                       959         --             58         --            220         --          3,044        --
      Reinvestment of Cash
         Distributions                 27         --              2         --              2         --             94        --
      Cost of Shares Redeemed         (48)        --            (21)        --            (10)        --           (111)       --
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
Total Retail Class A
   Transactions                       938         --             39         --            212         --          3,027        --
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
Net Increase (Decrease) in
   Net Assets from Share
   Transactions                    46,006       68,145        5,910       70,767       (2,885)      33,699        1,362      26,109
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
Total Increase (Decrease)
   in Net Assets                   50,637       65,633        5,291       70,380       (2,166)      33,682        3,088      25,894
NET ASSETS:
   Beginning of Period             65,633         --         70,380         --         33,682         --         25,894        --
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
   End of Period                $ 116,270    $  65,633    $  75,671    $  70,380    $  31,516    $  33,682    $  28,982   $  25,894
                                =========    =========    =========    =========    =========    =========    =========   =========

SHARES ISSUED AND REDEEMED:
   Institutional Class
      Shares Issued                 5,735        6,670        4,338        7,211          956        3,422          555       2,616
      Shares Issued in Lieu
         of Cash
         Distributions                123         --            136         --           --           --           --          --
      Shares Redeemed              (1,680)        (163)      (4,067)        (190)      (1,262)         (57)        (714)        (61)
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
Total Institutional Class
   Share Transactions               4,178        6,507          407        7,021         (306)       3,365         (159)      2,555
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
   Retail Class A
      Shares Issued                    91         --              6         --             22         --            289        --
      Shares Issued in Lieu
         of Cash
         Distributions                  3         --           --           --           --           --              8        --
      Shares Redeemed                  (5)        --             (2)        --             (1)        --            (10)       --
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
Total Retail Class A Share
   Transactions                        89         --              4         --             21         --            287        --
                                ---------    ---------    ---------    ---------    ---------    ---------    ---------   ---------
Net Increase (Decrease) in
   Share Transactions               4,267        6,507          411        7,021         (285)       3,365          128       2,555
                                =========    =========    =========    =========    =========    =========    =========   =========

(1) Commenced operations on December 28, 1994.
    Amounts designated as "--" are either $0 or have been rounded to $0.

  The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout the Year or Period

                           NET
                          ASSET              DIVIDENDS  DISTRIBUTIONS  REALIZED AND      NET                          NET
                          VALUE,     NET      FROM NET      FROM        UNREALIZED   ASSET VALUE,                ASSETS, END
                        BEGINNING INVESTMENT INVESTMENT    CAPITAL         GAINS         END          TOTAL       OF PERIOD
                        OF PERIOD   INCOME     INCOME       GAINS     ON INVESTMENTS  OF PERIOD   RETURN(DAGGER)    (000)
                        --------- ---------- ---------- ------------- -------------- ------------ -------------- -----------
EQUITY FUND
===========

Institutional Class:
For the year ended
  January 31, 1996       $10.24      0.17       (0.17)      (0.72)         3.12         $12.64        32.55%       $150,957
For the period ended
  January 31, 1995(1)**  $10.00      0.01         --          --           0.23         $10.24         2.40%*      $ 97,052
Retail Class A--
For the period ended
  January 31, 1996(2)**  $10.52      0.14       (0.15)      (0.72)         2.86         $12.65        32.34%       $  1,769

BALANCED FUND
=============

Institutional Class:
For the year ended
   January 31, 1996      $10.20     0.39        (0.39)     (0.42)          2.01         $11.79        24.15%       $147,357
For the period ended
   January 31, 1995(1)** $10.00     0.04          --         --            0.16         $10.20         2.00%*      $112,896
Retail Class A--
For the period ended
   January 31, 1996(2)** $10.34     0.32        (0.31)     (0.42)          1.85         $11.78        23.88%       $  1,664

INTERMEDIATE TERM
BOND FUND
=================

Institutional Class:
For the year ended
   January 31, 1996      $10.09     0.71        (0.70)       --            0.69         $10.79        13.62%       $115,307
For the period ended
   January 31, 1995(1)** $10.00     0.05        (0.06)       --            0.10         $10.09         1.54%*      $ 65,633
Retail Class A--
For the period ended
   January 31, 1996(2)** $10.16     0.56        (0.55)       --            0.65         $10.82        13.49%       $    963

SHORT TERM
BOND FUND
=========

Institutional Class:
For the year ended
   January 31, 1996      $10.02    0.67         (0.65)       --            0.14         $10.18         7.80%        $75,632
For the period ended
   January 31, 1995(1)** $10.00    0.04         (0.06)       --            0.04         $10.02         0.79%*       $70,380
Retail Class A--
For the period ended
   January 31, 1996(2)** $10.03    0.53         (0.52)       --            0.14         $10.18         7.55%        $    39


                                       RATIO                RATIO OF
                                    OF EXPENSES            NET INCOME
                          RATIO     TO AVERAGE   RATIO OF  TO AVERAGE
                        OF EXPENSES NET ASSETS  NET INCOME NET ASSETS PORTFOLIO
                        TO AVERAGE  (EXCLUDING  TO AVERAGE (EXCLUDING TURNOVER
                        NET ASSETS   (WAIVERS)  NET ASSETS  (WAIVERS)   RATE
                        ----------- ----------- ---------- ----------- --------
EQUITY FUND
===========

INSTITUTIONAL CLASS:
For the year ended
  January 31, 1996          0.90%       1.14%       1.43%     1.19%     103.85%
For the period ended
  January 31, 1995(1)**     0.90%       1.26%       1.22%     0.86%       6.03%
Retail Class A--
For the period ended
  January 31, 1996(2)**     1.15%       1.37%       0.99%     0.77%     103.85%

BALANCED FUND
=============

Institutional Class:
For the year ended
   January 31, 1996         0.90%       1.14%       3.48%     3.24%      59.74%
For the period ended
   January 31, 1995(1)**    0.90%       1.26%       3.61%     3.25%       1.70%
Retail Class A--
For the period ended
   January 31, 1996(2)**    1.15%       1.38%       3.06%     2.83%      59.74%

INTERMEDIATE TERM
BOND FUND
=================

Institutional Class:
For the year ended
   January 31, 1996         0.75%       1.02%       6.14%     5.87%      85.16%
For the period ended
   January 31, 1995(1)**    0.75%       1.13%       5.60%     5.22%      10.57%
Retail Class A--
For the period ended
   January 31, 1996(2)**    1.00%       1.26%       5.74%     5.48%      85.16%

SHORT TERM
BOND FUND
=========

Institutional Class:
For the year ended
   January 31, 1996         0.75%       0.99%       6.11%     5.87%      83.64%
For the period ended
   January 31, 1995(1)**    0.75%       1.13%       4.21%     3.83%      11.95%
Retail Class A--
For the period ended
   January 31, 1996(2)**    1.00%       1.23%       5.75%     5.52%      83.64%

The accompanying notes are an integral part of the financial statements.

                                                     THE ACHIEVEMENT FUNDS TRUST





                           NET
                          ASSET              DIVIDENDS  DISTRIBUTIONS  REALIZED AND      NET                          NET
                          VALUE,     NET      FROM NET      FROM        UNREALIZED   ASSET VALUE,                ASSETS, END
                        BEGINNING INVESTMENT INVESTMENT    CAPITAL         GAINS         END          TOTAL       OF PERIOD
                        OF PERIOD   INCOME     INCOME       GAINS     ON INVESTMENTS  OF PERIOD   RETURN(DAGGER)    (000)
                        --------- ---------- ---------- ------------- -------------- ------------ -------------- -----------
SHORT TERM
MUNICIPAL
BOND FUND
=========

Institutional Class:
For the year ended
   January 31, 1996      $10.01     0.43        (0.42)      (0.05)         0.26         $10.23         6.71%       $31,304
For the period ended
   January 31, 1995(1)** $10.00     0.03        (0.03)        --           0.01         $10.01         0.43%*      $33,682
Retail Class A--
For the period ended
   January 31, 1996(2)** $10.01     0.33        (0.33)      (0.05)         0.29         $10.25         6.99%       $   212

IDAHO MUNICIPAL
BOND FUND
===============

Institutional Class:
For the period ended
   January 31, 1996      $10.13     0.52        (0.51)      (0.12)         0.78         $10.80        12.68%       $25,873
For the period ended
   January 31, 1995(1)** $10.00     0.04        (0.04)        --           0.13         $10.13         1.74%*      $25,894
Retail Class A--
For the period ended
   January 31, 1996(2)** $10.21     0.41        (0.40)      (0.12)         0.73         $10.83        12.60%       $ 3,109

                                       RATIO                RATIO OF
                                    OF EXPENSES            NET INCOME
                          RATIO     TO AVERAGE   RATIO OF  TO AVERAGE
                        OF EXPENSES NET ASSETS  NET INCOME NET ASSETS PORTFOLIO
                        TO AVERAGE  (EXCLUDING  TO AVERAGE (EXCLUDING TURNOVER
                        NET ASSETS   (WAIVERS)  NET ASSETS  (WAIVERS)   RATE
                        ----------- ----------- ---------- ----------- --------
SHORT TERM
MUNICIPAL
BOND FUND
=========

Institutional Class:
For the year ended
   January 31, 1996         0.75%       1.30%       3.88%     3.33%     114.09%
For the period ended
   January 31, 1995(1)**    0.75%       1.26%       3.67%     3.16%      11.80%
Retail Class A--
For the period ended
   January 31, 1996(2)**    1.00%       1.54%       3.49%     2.95%     114.09%

IDAHO MUNICIPAL
BOND FUND
===============

Institutional Class:
For the period ended
   January 31, 1996         0.75%       1.35%       4.52%     3.92%      58.94%
For the period ended
   January 31, 1995(1)**    0.75%       1.38%       4.21%     3.58%       5.66%
Retail Class A--
For the period ended
   January 31, 1996(2)**    1.00%       1.58%       4.18%     3.60%      58.94%

*         Returns are for the period indicated and have not been annualized.
**        Ratios for the period have been annualized.
(DAGGER)  Returns do not reflect any sales load that may be applicable.
(1)       Commenced operations on December 28, 1994.
(2)       Commenced operations on March 6, 1995.

The accompanying notes are an integral part of the financial statements.

JANUARY 31, 1996
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
================================================================================

     The Achievement Funds Trust (the "Trust"), formerly the FSB Funds, was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated December 16, 1988.

     The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of a series of seven funds (the "Funds") which includes the Equity Fund and the Balanced Fund (the "Stock Funds") and the Intermediate Term Bond Fund, the Short Term Bond Fund, the Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund (the "Bond Funds"). The Municipal Bond Fund had not commenced operations as of January 31, 1996. The Funds' prospectus provides a description of each Funds investment objectives, policies and strategies. The Trust is registered to offer two classes of shares, Institutional and Retail Class A. The Trust's declaration of trust permits the Board of Trustees to create additional funds in the future. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION -- Investment in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade which such option contracts are stated. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods as approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. For the Equity Fund, the Balanced Fund, the Intermediate Term Bond Fund and the Short Term Bond Fund, costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion of the purchase discounts during the respective holding period, which is calculated using the effective interest method. For the Short Term Municipal bond Fund and the Idaho Municipal Bond Fund, costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-date.

                                                     THE ACHIEVEMENT FUNDS TRUST

OPTIONS TRANSACTIONS -- In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Equity Fund and the Balanced Fund may write covered call options. A risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the underlying security increases. The Fund realizes a gain upon the expiration of a written call option. When a written call option is closed prior to expiration by being exercised, the proceeds of the sale are increased by the amount of original premium received.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net asset value. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses and accumulated realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net asset values each day.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid on a quarterly basis for the Equity Fund. The Balanced Fund declares and pays its dividend on a monthly basis. The Bond Funds declare dividends on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL INCOME TAXES -- The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

ORGANIZATION COSTS -- Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. INVESTMENT ADVISORY AND CUSTODIAL SERVICES
================================================================================

     Pursuant to an investment advisory agreement dated December 27, 1994, investment advisory services are provided to the Funds by First Security Investment Management, Inc. (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Stock Funds and 0.60% of the average daily net assets of the Bond Funds. Such fee is computed daily and paid monthly. During the year ended January 31, 1996, the Adviser voluntarily waived a portion of their fees in order to limit operating expenses.

     The Trust and CoreStates Bank (the "Custodian") are parties to a custodial agreement dated December 27, 1994, under which the Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. In its capacity as custodian to the Trust, the Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

JANUARY 31, 1996
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
================================================================================

     Pursuant to an administrative agreement dated December 27, 1994, SEI Financial Management Corporation ("SFM") acts as the Trust's Administrator. Under the terms of such an agreement, SFM is entitled to receive an annual fee of 0.20% of the average daily net assets of the Equity Fund, Balanced Fund, Intermediate Term Bond Fund, and the Short-Term Bond Fund. The Administrator is entitled to a fee from the Short Term Municipal Bond Fund and the Idaho Municipal Bond Fund in an amount equal to the greater of 0.20% of their daily net assets or $100,000 per annum. The Administrator has voluntarily agreed to waive a portion of its fee for the year ended January 31, 1996 for the Short Term Municipal Bond Fund and the Idaho Municipal Bond Fund in order to limit operating expenses.

     Pursuant to an agreement dated December 27, 1994, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing, shareholder servicing and administrative services for the Trust.

     SEI Financial Services Company ("SFS"), a wholly owned subsidiary of SEI Corporation, acts as the Trust's Distributor pursuant to a distribution agreement dated December 27, 1994. The Distributor receives no fee for its services in connection with distribution of the Institutional shares. The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Retail Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment by the Trust to the Distributor of up to .25% of the average daily net assets of the Retail Class A shares.

     Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

                                                     THE ACHIEVEMENT FUNDS TRUST

5. INVESTMENT TRANSACTIONS
================================================================================

     The cost of security purchases and the proceeds from the sale of securities, other than short-term investments for the year ended January 31, 1996, are presented below for the Funds. On January 31, 1996 the total cost of securities and the net realized gains and losses on securities sold for federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gain or loss on securities at January 31, 1996 for each fund is as follows:

FUND INVESTMENT TRANSACTIONS (000)

                                                                             SHORT TERM    IDAHO
                                                      INTERMEDIATE   SHORT    MUNICIPAL  MUNICIPAL
                                   EQUITY    BALANCED   TERM BOND  TERM BOND    BOND       BOND
                                    FUND       FUND       FUND       FUND       FUND       FUND
                                  ========   ======== ============ ========= ==========  =========

PURCHASES
   U.S. Government Securities     $   --     $ 11,769   $ 78,803   $ 25,263   $   --     $   --
   Other                           142,679     78,697     42,953     41,689     34,331     16,984
Sales
   U.S. Government Securities         --        5,050     56,710     15,530       --         --
   Other                           124,640     68,147     13,847     40,071     37,630     15,737

Aggregate gross unrealized gain     27,689     19,928      3,741      1,052        587      1,403
Aggregate gross unrealized loss      1,997      1,053         13         23          1          1
                                  --------   --------   --------   --------   --------   --------
Net unrealized gain               $ 25,692   $ 18,875   $  3,728   $  1,029   $    586   $  1,402
                                  ========   ========   ========   ========   ========   ========

JANUARY 31, 1996
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. CONCENTRATION OF CREDIT RISK
================================================================================

     The Short Term Municipal Bond Fund and the Idaho Municipal Bond Fund invest in debt instruments of municipal issuers. The issuer's ability to meet their obligations may be affected by economic developments in a specific state or region. The Idaho Municipal Bond Fund invests primarily in obligations of municipalities located in Idaho. The Short Term Municipal Bond Fund and the Idaho Municipal Bond Fund invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At January 31, 1996, the percentage of total value of investments by each revenue source was as follows:

                                        SHORT TERM           IDAHO
                                         MUNICIPAL         MUNICIPAL
                                         BOND FUND         BOND FUND
                                        ============       =========
Cash Equivalents                             10%               3%
Education Bonds                              --                7%
General Obligation                           57%              79%
Hospital Bonds                               --                7%
Housing Bonds                                --               --
Public Facility Bonds                         6%              --
Other Revenue Bonds                           6%              --
Transportation Bonds                          5%              --
Utility Bonds                                16%               4%
                                            ---              ---
                                            100%             100%
                                            ===              ===

     Many municipalities insure their obligations with insurance underwritten by insurance companies which undertake to pay a holder, when due, the interest and principal amount on an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by the issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At January 31, 1996, 19% and 69% of the total value of the Short Term Municipal Fund and Idaho Municipal Fund, respectively, were insured or had credit enhancements.
     The ratings of debt holdings by Standard & Poor's or Moody's as a percentage of total value of investments at January 31, 1996 are as follows:

                                                                 IDAHO
                                                SHORT TERM     MUNICIPAL
               INTERMEDIATE TERM  SHORT TERM  MUNICIPAL BOND     BOND
                   BOND FUND      BOND FUND        FUND          FUND
               =================  ==========  ==============  =========

AAA                   66%            44%           33%           72%
AA+                   --             --            13%           --
AA                     2%             1%           24%            5%
AA-                    6%             1%            2%           --
A+                    10%            19%           13%            3%
A                      7%            27%           12%           19%
A-                     9%             8%            3%            1%
                     ---            ---           ---           ---
                     100%           100%          100%          100%
                     ===            ===           ===           ===

                                                     THE ACHIEVEMENT FUNDS TRUST

7. OPTIONS CONTRACTS
================================================================================

     The Equity Fund and the Balanced Fund may write covered call options. The following summarizes the transactions in covered call options during the year ended January 31, 1996.

                                            EQUITY FUND              BALANCED FUND
                                      ----------------------   ----------------------
              WRITTEN OPTION             NUMBER                   NUMBER
               TRANSACTIONS           OF CONTRACTS  PREMIUM    OF CONTRACTS  PREMIUM
------------------------------------- ------------ ---------   ------------ ---------
Options written and outstanding at
   beginning of period                      492     121,720         450     114,896

CALL OPTIONS WRITTEN DURING PERIOD         --          --          --          --
Call options exercised during period       (367)    (81,471)       (325)    (74,647)
Call options expired during period         --          --          --          --
Call options closed during period          (125)    (40,249)       (125)    (40,249)
                                       --------    --------    --------    --------
Options written and outstanding at
end of period                              --          --          --          --
                                       ========    ========    ========    ========

8. LINE OF CREDIT
================================================================================

     Pursuant to a credit agreement dated October 11, 1995, Morgan Guaranty Trust Company of New York provides revolving credit loans to the Trust. These loans are for the respective benefit of and payable from the respective assets of the Funds from time to time prior to October 10, 1996 in an aggregate principal amount not to exceed $10,000,000 at any time outstanding to the Trust. The aggregate amount of all loans outstanding to an individual Fund shall not exceed 5% of the total net assets of that Fund.

INDEPENDENT AUDITORS REPORT

The Shareholders and Board of Trustees of The Achievement Funds Trust:

We have audited the accompanying statements of net assets of The Achievement Funds Trust (the "Trust"), including the Equity Fund, the Balanced Fund, the Intermediate Term Bond Fund, the Short Term Bond Fund, the Short Term Municipal Bond Fund and the Idaho Municipal Bond Fund as of January 31, 1996, the related statements of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and for the period December 28, 1994 (commencement of operations) to January 31, 1995. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Achievement Funds Trust as of January 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
March 22, 1996

                                                     THE ACHIEVEMENT FUNDS TRUST
NOTICE TO SHAREHOLDERS
(UNAUDITED)

         For shareholders that do not have a January 31, 1996 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 1996 tax year-end, please consult your tax advisor as to the pertinence of this notice.

         For the fiscal year ended January 31, 1996, each fund is designating the following items with regard to distributions paid during the year.

                                     (A)              (B)             (C)
                                  LONG-TERM        ORDINARY          (A+B)
                                CAPITAL GAINS       INCOME           TOTAL
                                DISTRIBUTIONS    DISTRIBUTIONS   DISTRIBUTIONS
              FUND               (TAX BASIS)      (TAX BASIS)     (TAX BASIS)
------------------------------- --------------  --------------- ---------------
Equity Fund                          47%              53%            100%
Balanced Fund                         0%             100%            100%
Intermediate Term Bond Fund           0%             100%            100%
Short Term Bond Fund                  0%             100%            100%
Short Term Municipal Bond Fund        0%             100%            100%
Idaho Municipal Bond Fund            20%              80%            100%

                                     (D)              (E)             (F)
                                  QUALIFYING       TAX EXEMPT        FOREIGN
              FUND               DIVIDENDS(1)       INTEREST       TAX CREDIT
-------------------------------- -------------- --------------- ---------------
Equity Fund                          42%               0%              0%
Balanced Fund                        14%               0%              0%
Intermediate Term Bond Fund           0%               0%              0%
Short Term Bond Fund                  0%               0%              0%
Short Term Municipal Bond Fund        0%              88%              0%
Idaho Municipal Bond Fund             0%             100%              0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on a percentage of each fund's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of each fund.

-------------------------------------------------
THE ACHIEVEMENT FUNDS

BOARD OF TRUSTEES

FREDERICK A. MORETON, JR.
MITCHELL MELICH
ROBERT G. LOVE
AUGUST GLISSMEYER, JR.
CARL S. MINDEN
GEORGE L. DENTON, JR.

INVESTMENT ADVISER

FIRST SECURITY INVESTMENT MANAGEMENT, INC.
SALT LAKE CITY, UT 84111

ADMINISTRATOR

SEI FINANCIAL MANAGEMENT CORPORATION
WAYNE, PA 19087

DISTRIBUTOR

SEI FINANCIAL SERVICES COMPANY
WAYNE, PA 19087

LEGAL COUNSEL

BALLARD SPAHR ANDREWS & INGERSOLL
PHILADELPHIA, PA 19103

INDEPENDENT ACCOUNTANTS

DELOITTE & TOUCHE LLP
PRINCETON, NJ 08540

CUSTODIAN

CORESTATES BANK, N.A.
PHILADELPHIA, PA 19101

                                      THE
                                      ACHIEVEMENT
                                      FUNDS
                     [LOGO OMITTED]   FOR YOUR LIFE'S JOURNEY


           Shares of any of The Achievement Funds are:
           BULLET not obligations or deposits of, or guaranteed by First Security Corporation or any of its banks or non-bank subsidiaries;
           BULLET not federally insured by the FDIC, the Federal Reserve Board or any other government agency;
           BULLET subject to investment risk, including the possible loss of principal.

           This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by a current prospectus.

                  FOR MORE INFORMATION, INCLUDING A PROSPECTUS,
                              CALL 1-800-472-0577.

                                  ACH-F-014-02